UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SABINE ROYALTY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SABINE ROYALTY TRUST
c/o U.S. Trust, Bank of America

Private Wealth Management
901 Main Street, 17th Floor
Dallas, Texas 75202

           , 2014

Dear Unit Holder:

You are cordially invited to attend a Special Meeting of unit holders of the Sabine Royalty Trust to be held on            , 2014, at   :     .m., local time, at     ,            , Dallas, Texas 75   . Please find enclosed a notice to unit holders, a Proxy Statement describing the business to be transacted at the meeting, and a form of Proxy for use in voting at the meeting.

At the Special Meeting, you will be asked (i) to approve the appointment of Southwest Bank as successor trustee of the Trust, (ii) to approve an amendment to the Sabine Royalty Trust Agreement dated December 31, 1982 (the “Trust Agreement”) that would permit a bank other than a national bank to serve as trustee of the Trust, (iii) to approve certain other amendments to the Trust Agreement described in the enclosed Proxy Statement, and (iv) to approve an adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposals.

We hope that you will be able to attend the Special Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is important that your Units be represented at the meeting.

Very truly yours,

BANK OF AMERICA, N.A.,
Trustee of the Sabine Royalty Trust

RON E. HOOPER
Senior Vice President

YOUR VOTE IS IMPORTANT

All Unit Holders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage paid envelope. Returning your Proxy will help the Trust assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any Unit Holder attending the meeting may vote in person even if he or she has returned the Proxy.

i

SABINE ROYALTY TRUST
c/o U.S. Trust, Bank of America
Private Wealth Management
901 Main Street, 17th Floor
Dallas, Texas 75202

NOTICE OF SPECIAL MEETING OF UNIT HOLDERS
To Be Held            , 2014

PLEASE TAKE NOTICE THAT a Special Meeting of Unit Holders (the “Special Meeting”) of the Sabine Royalty Trust (the “Trust”), an express trust formed under the laws of the state of Texas and governed by the terms of the Sabine Corporation Royalty Trust Agreement dated December 31, 1982 (the “Trust Agreement”), will be held on        ,            , 2014, at   :    .m., local time, at          ,           , Dallas, Texas 75  , to consider and vote on the following matters:

(1)	approval of the appointment of Southwest Bank as successor trustee to serve as trustee of the Trust once the resignation of Bank of America, N.A., the current Trustee of the Trust, takes effect;
(2)	approval of an amendment to the Trust Agreement to permit a bank other than a national bank to serve as trustee of the Trust;
(3)	approval of certain amendments to the Trust Agreement regarding ministerial items;
(4)	approval of certain amendments to the Trust Agreement regarding expert advice on termination;
(5)	approval of certain amendments to the Trust Agreement regarding a direct registration system;
(6)	approval of certain amendments to the Trust Agreement regarding asset sales;
(7)	approval of certain amendments to the Trust Agreement regarding electronic voting;
(8)	approval of certain amendments to the Trust Agreement regarding investments; and
(9)	approval of the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposals.

The close of business on            , 2014 (the “Record Date”), has been fixed as the record date for the determination of unit holders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of Units of Beneficial Interest (the “Units”) of the Trust at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A list of unit holders entitled to vote at the Special Meeting will be available for inspection by any unit holder for any purpose germane to the Special Meeting during ordinary business hours for the ten days preceding the Special Meeting at the Trustee’s offices at 901 Main Street, 17th Floor, Dallas, Texas, and also at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed Proxy as promptly as possible. You may revoke your proxy before the Special Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

By Order of Bank of America, N.A.,
Trustee of the Sabine Royalty Trust

Ron E. Hooper
Senior Vice President

Dallas, Texas
           , 2014

SABINE ROYALTY TRUST
c/o U.S. Trust, Bank of America
Private Wealth Management
901 Main Street, 17th Floor
Dallas, Texas 75202

PROXY STATEMENT

SOLICITATION AND REVOCABILITY OF PROXIES

The trustee of the Trust, Bank of America, N.A. through its U.S. Trust, Bank of America Private Wealth Management division (the “Trustee”), requests your proxy for use at the Special Meeting of unit holders of the Trust (“Unit Holders”) to be held on    ,         , 2014, at   :      .m., local time, at            , Dallas, Texas 75, and at any adjournment or postponement thereof. By signing and returning the enclosed Proxy you authorize the persons named on the Proxy to represent you and to vote your Units at the Special Meeting. This Proxy Statement and the form of Proxy were first mailed to Unit Holders of the Trust on or about            , 2014.

This solicitation of proxies is made by the Trustee of the Trust. In addition, the Trust has engaged AST Phoenix Advisors (the “Proxy Solicitor”) to assist in the solicitation of Proxies for the Special Meeting, and it estimates that it will pay the Proxy Solicitor approximately $85,000, including the fee of the Proxy Solicitor plus certain costs and expenses. The Trust has also agreed to indemnify the Proxy Solicitor against certain losses arising out of its services. Representatives of the Trustee may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Units that those companies hold of record. The Trustee will pay the costs of the solicitation, including reimbursement of forwarding expenses and fees and expenses of the Proxy Solicitor; however, Southwest Bank has agreed to reimburse the Trustee for 60% of the costs and expenses of the proxy solicitation in connection with the Special Meeting and meetings (or solicitation of written consents in lieu thereof) of unit holders of the six other trusts for whom Bank of America will resign as trustee not to exceed an aggregate of $360,000 for all seven trusts.

If you attend the Special Meeting, you may vote in person. If you are not present at the Special Meeting, your Units can be voted only if you have returned a properly signed Proxy or are represented by another proxy. You may revoke your proxy at any time before it is exercised at the Special Meeting by (a) signing and submitting a later-dated proxy to the Trustee, (b) delivering written notice of revocation of the proxy to the Trustee, or (c) voting in person at the Special Meeting. In the absence of any such revocation, Units represented by the persons named on the Proxies will be voted at the Special Meeting.

VOTING AND QUORUM

The only outstanding voting securities of the Trust are the Units. As of the close of business on the Record Date, there were 14,579,345 Units outstanding and entitled to be voted at the Special Meeting.

Each outstanding Unit is entitled to one vote. The presence, in person or by proxy, of Unit Holders who, on the Record Date, held Units representing a majority of the Units outstanding as of the Record Date will constitute a quorum at the Special Meeting. The Trustee, upon approval by the holders of a majority of the Units who are present or represented by proxy at the Special Meeting, will have the power to adjourn the Special Meeting from time to time without notice, other than an announcement at the Special Meeting of the time and place of the holding of the adjourned meeting, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Special Meeting had a quorum originally been present. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each Unit Holder of record entitled to vote at the adjourned meeting. Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Special Meeting, even if a quorum is not present. If a motion to adjourn the meeting is approved but sufficient proxies are not received by the time set for the resumption of the Special Meeting, this process may be repeated until sufficient proxies to vote in favor of the proposals described in this Proxy Statement have been received or it appears that sufficient proxies will not be received. Abstentions and broker non-votes will count in determining if a quorum is present at the Special Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item.

PROPOSAL ONE — APPOINTMENT OF SUCCESSOR TRUSTEE

On January 9, 2014, the Trustee submitted a notice of its resignation as trustee of the Trust to the Unit Holders. The Trustee’s notice of resignation stated that it would nominate Southwest Bank, an independent state bank chartered under the laws of the State of Texas and headquartered in Fort Worth, Texas (“Southwest Bank”) as its potential successor and call a special meeting of Unit Holders for the purpose of appointing Southwest Bank as a successor. Prior to nominating Southwest Bank, the Trustee formed a committee to solicit, investigate and choose a nominee. The committee distributed requests for proposal and held discussions with a number of potential candidates.

If the Unit Holders appoint Southwest Bank as successor trustee at the Special Meeting, the Trustee’s resignation will take effect on May 30, 2014, assuming the satisfaction or waiver of the following conditions:

•	The appointment of Southwest Bank or another successor trustee as trustee of six other royalty trusts for which Bank of America, N.A. currently serves as trustee and as agent under a disbursing arrangement for which Bank of America, N.A. currently serves as agent;
•	The accuracy of certain representations and warranties and performance of certain agreements made by Southwest Bank in an agreement between Bank of America, N.A. and Southwest Bank; and
•	No governmental injunction, order or other action that would prohibit Southwest Bank’s appointment, the Trustee’s resignation or the other actions described above.

If the conditions described above have not been satisfied or waived by the Trustee as of May 30, 2014, the resignation shall be effective August 29, 2014, assuming all of the conditions described above have been satisfied or waived by the Trustee as of such date. If the resignation is not effective as of such later effective date, the Trustee will notify Unit Holders of the new effective date.

Required Vote

The appointment of Southwest Bank as the successor trustee requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority of the Units represented in person or by proxy at the Special Meeting. Accordingly, abstentions and broker non-votes in the appointment of the successor trustee will have the effect of votes against Southwest Bank as successor trustee. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal One, your Proxy will be deemed to grant such authority and will be voted FOR the appointment of Southwest Bank as successor trustee.

The Trustee recommends the Unit Holders vote “FOR” the appointment of Southwest Bank as successor trustee.

PROPOSAL TWO — AMENDMENT TO THE TRUST AGREEMENT TO PERMIT A
BANK OTHER THAN A NATIONAL BANK TO SERVE AS TRUSTEE

Background, Reasons for and Effect of the Proposed Amendment

Southwest Bank is a state bank, chartered under Texas law. The Trust Agreement currently requires the successor trustee to be a national banking association domiciled in the United States with capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $50,000,000. Southwest Bank meets the conditions of the Trust Agreement pertaining to capital, surplus and undivided profits. To permit Southwest Bank to serve as successor trustee, the Trust Agreement must be amended to allow a qualified state or national bank to serve as trustee.

The Trustee is proposing to amend the last sentence of Section 8.03 of the Trust Agreement to read as follows (Appendix A includes a “black-line” version showing all proposed amendments to the Trust Agreement):

“A Trustee appointed under the provisions of this Section 8.03 shall be a state or national bank domiciled in the United States which has a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $50,000,000.”

The effect of the proposed amendment would be to permit either a state or national bank that meets the capital, surplus and undivided profits requirements of the Trust Agreement (including Southwest Bank) to serve as a trustee of the Trust.

Required Vote

The amendment to the Trust Agreement in this Proposal Two requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority of the Units outstanding as of the Record Date. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Agreement will have the effect of votes against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Two, your Proxy will be deemed to grant such authority and will be voted FOR such amendment.

The Trustee recommends the Unit Holders vote “FOR” this amendment to the Trust Agreement.

PROPOSAL THREE — AMENDMENTS TO THE TRUST AGREEMENT
REGARDING MINISTERIAL ITEMS

Background, Reasons for and Effect of the Proposed Amendments

The Trust Agreement that created the trust was entered into on December 31, 1982. The following amendments are intended to update the Trust Agreement to ensure accurate cross-references to current legal authority. The following amendments are reflected in the “black-line” version of the Trust Agreement attached hereto as Appendix A. (The “black-line” version of the Trust Agreement underlines new text that is inserted and strikes through all text that is deleted as a result of the amendments to the Trust Agreement described in proposals Three through Ten of this Proxy Statement.)

1. Texas Trust Code.  The Texas Trust Act, which governs certain aspects of the Trust Agreement, has been re-codified and is now referred to as the “Texas Trust Code.” The following references in the Trust Agreement to the Texas Trust Act will be revised as follows to refer to the Texas Trust Code.

A. Section 1.03 (Definition of “Beneficial Interest”): change “Texas Trust Act” to “Texas Trust Code.” The revised definition of “Beneficial Interest” will read as follows:

“Beneficial Interest” means the rights to share in the benefits and the obligations to share in the detriments resulting from the accomplishment of the purposes of the Trust as expressly set out in this Agreement, and includes without limitation the rights to share in distributions during the term of the Trust, to share in the final distributions from the Trust and to participate in decisions affecting the Trust only to the extent expressly provided herein, and, except as limited by the provisions of this Agreement, to exercise all other rights of beneficiaries of express trusts created under the Texas Trust Code.

B. Section 1.27 (Definition of “Trust”): change “Texas Trust Act” to “Texas Trust Code.” The revised definition of “Trust” will read as follows:

“Trust” means the express trust under the Texas Trust Code created by and administered under the terms of this Agreement.

C. Section 2.02, first full paragraph following (c): change “Section 2 of the Texas Trust Act” to “Section 111.004(4) of the Texas Trust Code.”

D. Section 6.09, first full paragraph following new subsection (d): change “Texas Trust Act” to “Texas Trust Code.”

E. Section 7.09 (relief of Trustee from Certain Duties, Restrictions and Liabilities): if amended, Section 7.09 will read as follows:

Trustor hereby relieves the Trustee from any and all duties, restrictions and liabilities otherwise imposed on the Trustee by the Texas Trust Code, except for such duties, restrictions and liabilities as are imposed (a) by Section 111.0035 of the Texas Trust Code outlining specific duties of the Trustee that trust provisions may not limit, (b) by the terms and conditions of this Agreement or (c) by any other applicable law, rule or regulation.

F. Section 10.02(e): change “under the Texas Trust Act” to “under the Texas Trust Code.”

2. Section 1.06 (Definition of “Code”): the Internal Revenue Code was revised in 1986. Accordingly, in the definition of “Code,” the year “1954” will be changed to “1986.”

3. Transfer of Units.  The Texas Uniform Act for Simplification of Fiduciary Security Transfers under Chapter 33 of the Texas Business and Commerce Code (the “Texas Uniform Act”) governs certain aspects of the Trust Agreement. Chapter 33 of the Texas Business and Commerce Code has been repealed. Accordingly, the references in Section 3.07 and 3.09 of the Trust Agreement to the Texas Uniform Act will be deleted.

4. Transfer Agent.  The Trust Agreement appoints Mercantile National Bank at Dallas as Transfer Agent and Registrar. Mercantile National Bank at Dallas no longer serves as the Transfer Agent. As such, all references to Mercantile National Bank at Dallas would be deleted and replaced with American Stock Transfer and Trust Company LLC.

The effect of the above amendments would be to eliminate outdated references and modernize the Trust Agreement.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these amendments.

Required Vote

The amendments to the Trust Agreement in this Proposal Three require the affirmative vote of Unit Holders who as of the Record Date held Units representing a majority of the Units outstanding as of the Record Date. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Agreement will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Three, your Proxy will be deemed to grant such authority and will be voted FOR such amendments.

The Trustee recommends the Unit Holders vote “FOR” these amendments to the Trust Agreement.

PROPOSAL FOUR — AMENDMENTS TO THE TRUST AGREEMENT
REGARDING EXPERT ADVICE UPON TERMINATION

Background, Reasons for and Effect of the Proposed Amendments

Distribution of Assets.  Section 9.02 of the Trust Agreement, entitled “Disposition and Distribution of Assets Upon Termination,” addresses certain procedures related to the liquidating and winding up of the affairs of the Trust at its termination. This section will be revised to clarify that the trustee may engage experts to assist it in the winding up of the Trust’s affairs. In addition, the amendment will provide that the trustee is entitled to rely on such experts’ advice and to be reimbursed for such experts’ fees and expenses. This section will be revised by inserting the following sentence immediately following the first sentence in 9.02.

“The Trustee may engage the services of one or more investment advisors or other parties deemed by the Trustee to be qualified as experts on such matters to assist with such sales and shall be entitled to rely on the advice of such Persons as contemplated by Section 7.06.”

In addition, the list of professional and expert persons in Section 7.06 with whom the trustee may contract for services will be expanded by inserting “, investment advisors” in such list.

The effect of the proposed amendments would be to permit the trustee to engage and rely on investment advisors or other experts to assist it with the sale of Trust properties upon a liquidation of the Trust.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these amendments.

Required Vote

The amendments to the Trust Agreement in this Proposal Four require the affirmative vote of Unit Holders who as of the Record Date held Units representing a majority of the Units outstanding as of the Record Date. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Agreement will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Four, your Proxy will be deemed to grant such authority and will be voted FOR such amendments.

The Trustee recommends the Unit Holders vote “FOR” these amendments to the Trust Agreement.

PROPOSAL FIVE — AMENDMENTS TO THE TRUST AGREEMENT
REGARDING UNCERTIFICATED UNITS

Background, Reasons for and Effect of the Proposed Amendments

The Units are currently listed securities on the New York Stock Exchange (“NYSE”). Pursuant to New York Stock Exchange Listed Company Manual Section 500.00, all securities listed on the NYSE must be eligible for a direct registration system (“DRS”). While the Trust is technically eligible for DRS, it cannot participate in the system because the Trust Agreement requires that ownership of Units be evidenced by certificates. Proposal Five, if approved, will amend the Trust Agreement to allow for uncertificated Units, which would permit the Trust to participate in the DRS.

A DRS allows companies to issue units or shares in uncertificated (or book-entry) form rather than requiring actual paper certificates. These book-entry units or shares can then be transferred electronically between brokers and transfer agents, removing the need for printing, handling and delivering paper certificates. A DRS also provides greater security both to holders of units or shares, who avoid the risk of lost or stolen certificates and the associated replacement fees, and to issuers, who eliminate the risk of cancelled certificates being fraudulently presented as valid. Because of these and other benefits, the securities industry encourages companies to participate in a DRS. Most companies listed on the NYSE were able to begin participating in a DRS after the NYSE added DRS eligibility to its listing standards in 2008 through actions of their board of directors. In contrast, because the Trust Agreement requires physical certificates to represent the Units and does not authorize the trustee to alter that requirement, Unit Holder action is necessary to amend the Trust Agreement to allow the Trust to participate in a DRS. The amendment to allow uncertificated Units is reflected primarily in Article III of the “black-line” version of the Trust Agreement attached hereto as Appendix A.

If Proposal Five is approved by the Unit Holders, Articles I, III, IV, V, VI, VIII, IX, and X of the Trust Agreement will be revised to read as set forth in Appendix A.

The effect of the proposed amendments would be to permit Trust Units to be uncertificated and permit the Trust to participate in a DRS.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these amendments.

Required Vote

The amendments to the Trust Agreement in this Proposal Five require the affirmative vote of Unit Holders who as of the Record Date held Units representing a majority of the Units outstanding as of the Record Date. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Agreement will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Five, your Proxy will be deemed to grant such authority and will be voted FOR such amendments.

The Trustee recommends the Unit Holders vote “FOR” these amendments to the Trust Agreement.

PROPOSAL SIX — AMENDMENTS TO THE TRUST AGREEMENT
REGARDING ASSET SALES

Background, Reasons for and Effect of the Proposed Amendments

The Trust Agreement provides that the trustee may not sell any of the Trust assets without the approval of holders of a majority of the outstanding Units at a meeting held in accordance with Article V of the Trust Agreement. Occasionally opportunities present whereby a better return on properties could be obtained if the trustee sold or conveyed such properties. The Trustee now proposes to seek authorization for certain small sales if the trustee deems them to be in the best interests of the Unit Holders. In order to facilitate any sale of the Royalty that the trustee determines to be in the best interest of the Unit Holders, without incurring the expense of holding a special meeting of the Unit Holders to approve such sale, Proposal Six would amend the Trust Agreement to permit the trustee to sell up to one percent (1%) of the value (based on year end engineering reports) of the Royalties in any twelve month period. This amendment regarding asset sales is reflected in Section 6.02(c) of the “black-line” version of the Trust Agreement attached hereto as Appendix A.

If Proposal Six is approved by the Unit Holders, a new Section 6.02(c) will be inserted into the Trust Agreement following 6.02(b) (newly renumbered as set forth herein) of the Trust Agreement and will read as follows (the proposed revision of section 6.02 reprinted below assumes the passage of Proposal Five above and is reprinted herein containing the changes to Section 6.02 proposed under both Proposals Five and Six. Proposed changes specific to this Proposal Six are underlined for ease of reference).

“Section 6.02. Limited Power to Dispose of Royalties and Other Trust Interests.

(a)	Except as provided in this Section 6.02, if, and only if, approved by the affirmative vote at a meeting duly called and held in accordance with the provisions of Article V hereof of the Record Date Unit Holders representing a majority of the Units outstanding on the Voting Record Date, the Trustee may sell all or any part of the Royalties or any Other Trust Interest in such manner as it deems in the best interests of the Unit Holders. The Trustee may not sell or direct any Other Trustee to sell or otherwise dispose of all or any part of the Royalties, the Other Royalties or any Other Trust Interest for any consideration other than cash. This Section 6.02 shall not be construed to require approval of the Unit Holders for any sale or other disposition of all or any part of the Royalties or any Other Trust Interest pursuant to Section 6.02(c), 6.08 or 9.02 hereof.
(b)	The Trustee shall distribute any cash received as a result of any such sale, subject to the need to pay any liabilities of the Trust or to establish or increase any cash reserves pursuant to Section 6.09 hereof, to Unit Holders as part of the Monthly Income Amount distributed with respect to the first Monthly Record Date following the date of any such sale (unless such sale occurs on a Monthly Record Date in which event the distribution may be on such Monthly Record Date unless the Trustee determines that such an immediate distribution would prevent the Trust from complying with any regulation of any stock exchange on which the Units are listed).
(c)	Notwithstanding anything to the contrary contained in this Agreement, during any twelve-month period the Trustee may without a vote of the Unit Holders sell, assign, transfer and convey up to one percent (1%) of the value of the Royalties or any Other Trust Interest in any one or more transactions that the Trustee determines to be in the best interest of the Unit Holders. For purposes of this Section 6.02(c), the value of the Royalties to be sold and of all the Royalties shall be the discounted present value of the future net revenue attributable to the proved reserves attributable to such Royalties, as set forth in a reserve report as of December 31 of the year preceding the date of the definitive sale agreement for any sale (such report to be prepared by independent petroleum engineers selected by Trustee). The use of such values is solely for the purpose of determining compliance with this Section 6.02(c), and it is recognized that the proceeds of the sale may be greater or lesser than the value so determined.
(d)	Notwithstanding the foregoing, the Trustee may without a vote of the Unit Holders sell all or any part of the Royalties or any Other Trust Interest or any other assets of the Trust for such consideration as it shall deem appropriate if necessary to provide for the payment of specific liabilities of the Trust then due.”

In addition, if Proposal Six is approved by the Unit Holders, Section 5.03 of the Trust Agreement, which addresses Unit Holder voting, will be revised accordingly to provide that sales pursuant to the above-discussed Section 6.02(c) will not require Unit Holder approval. This will be accomplished by inserting the following at the end of the first sentence of the second paragraph of Section 5.03:

“; provided however, that nothing contained in this Section 5.03 shall be deemed to require Unit Holder approval of any sale pursuant to Section 6.02(c).”

The effect of the proposed amendments would be to permit the trustee to sell small amounts of the Trust’s assets, without Unit Holder approval, if the trustee deems it in the best interest of the Unit Holders.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these amendments.

Required Vote

The amendments to the Trust Agreement in this Proposal Six require the affirmative vote of Unit Holders who as of the Record Date held Units representing at least 80 percent of the Units outstanding as of the Record Date. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Agreement will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Six, your Proxy will be deemed to grant such authority and will be voted FOR such amendments.

The Trustee recommends the Unit Holders vote “FOR” these amendments to the Trust Agreement.

PROPOSAL SEVEN — AMENDMENT TO THE TRUST AGREEMENT
REGARDING ELECTRONIC VOTING

Background, Reasons for and Effect of the Proposed Amendment

Section 5.03 of the Trust Agreement provides that Unit Holders may vote in person, or may appoint a proxy (in writing) who may vote for the Unit Holder in person. In order to expand the permissible means by which Unit Holders may vote in the future to take advantage of technological advances and to offer Unit Holders a variety of voting methods, Proposal Seven would amend the Trust Agreement to explicitly provide for telephone and internet voting. The amendment regarding electronic voting is reflected in Section 5.03 of the “black-line” version of the Trust Agreement attached hereto as Appendix A.

If Proposal Seven is approved by the Unit Holders, Section 5.03 of the Trust Agreement will be revised to read in relevant part as follows (the proposed revision of Section 5.03 reprinted below assumes the passage of Proposal Five and Proposal Six above and is reprinted herein containing the changes to Section 5.03 proposed under Proposals Five, Six and Seven. Proposed changes specific to this Proposal Seven are underlined for ease of reference):

“Section 5.03. Voting. Only a Person who was a Unit Holder on the Voting Record Date (“Record Date Unit Holder”) shall be entitled to be present, speak or vote at any such meeting. A person appointed by an instrument in writing as a proxy for such Record Date Unit Holder shall be entitled at such meeting to exercise all rights exercisable by such Record Date Unit Holder as if such Record Date Unit Holder attended such meeting and exercised such rights in person. Record Date Unit Holders may vote in person or by written proxy. A telegram, telex, cablegram, email, or other form of electronic transmission, including telephone transmission, by the Record Date Unit Holder or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Unit Holder shall be treated as an execution in writing for purposes of this Section 5.03. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the Record Date Unit Holder. In addition, any representative of the Company and the Trustee shall be entitled to be present, speak and generally to participate in any such meeting. All references in this Agreement to Record Date Unit Holders shall mean either such Record Date Unit Holder or his duly appointed proxy. . .”

The effect of the proposed amendment would be to permit Unit Holders to vote by telephonic or electronic means at a meeting of Trust Unit Holders.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of this amendment.

Required Vote

The amendment to the Trust Agreement in this Proposal Seven requires the affirmative vote of Unit Holders who as of the Record Date held Units representing a majority of the Units outstanding as of the Record Date. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Agreement will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Seven, your Proxy will be deemed to grant such authority and will be voted FOR such amendment.

The Trustee recommends the Unit Holders vote “FOR” this amendment to the Trust Agreement.

PROPOSAL EIGHT — AMENDMENT TO THE TRUST AGREEMENT
REGARDING INVESTMENTS

Background, Reasons for and Effect of the Proposed Amendment

Section 6.09 of the Trust Agreement is entitled “Cash Reserves and Cash Held Pending Distribution Date” and establishes the permitted investments of cash on hand held by the trustee. In order to provide the trustee with an efficient means of investing funds received, and in keeping with current industry practice, Proposal Eight would amend the Trust Agreement to allow such cash to be deposited in accounts fully insured by the Federal Deposit Insurance Corporation. The amendment regarding investments is reflected in Section 6.09(d) of the “black-line” version of the Trust Agreement attached hereto as Appendix A.

If Proposal Eight is approved by the Unit Holders, Section 6.09 of the Trust Agreement will be revised by adding Section 6.09(d), and will read as follows:

“(d) other interest bearing accounts in FDIC-insured state or national banks, including the Trustee, so long as the entire amount in such accounts is at all times fully insured by the Federal Deposit Insurance Corporation.”

The effect of the proposed amendment would be to permit the trustee to use an insured cash sweep service to invest cash on hand in accounts with multiple FDIC-insured institutions such that the funds held by the trustee for the account of the Trust are deposited into interest bearing accounts which are at all times fully insured by the Federal Deposit Insurance Corporation.

Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of this amendment.

Required Vote

The amendment to the Trust Agreement in this Proposal Eight requires the affirmative vote of Unit Holders who as of the Record Date held Units representing a majority of the Units outstanding as of the Record Date. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Trust Agreement will have the effect of a vote against such amendment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Eight, your Proxy will be deemed to grant such authority and will be voted FOR such amendment.

The Trustee recommends the Unit Holders vote “FOR” this amendment to the Trust Agreement.

PROPOSAL NINE — APPROVAL OF ANY ADJOURNMENT OF THE SPECIAL
MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT SOLICITATION OF
ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE THROUGH EIGHT

The Trustee seeks your approval to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One through Eight. If it is necessary or appropriate to adjourn the Special Meeting, and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to Unit Holders, other than an announcement made at the Special Meeting.

Required Vote

The proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One through Eight in this Proposal Nine requires the affirmative vote of Unit Holders who, as of the Record Date, held Units representing a majority of the Units represented in person or by proxy at the Special Meeting. Accordingly, abstentions and broker non-votes in the proposal to adjourn the Special Meeting will have the effect of votes against such adjournment. If the enclosed Proxy is returned and you have indicated how you wish to vote, the Proxy will be voted in accordance with your instructions. Should the enclosed Proxy be returned without instructions on how you wish to vote on this Proposal Nine, your Proxy will be deemed to grant such authority and will be voted FOR the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One through Eight.

The Trustee recommends the Unit Holders vote “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One through Eight.

EFFECT OF NEGATIVE VOTES ON PROPOSAL ONE

The notice of resignation of the Trustee stated that the Trustee’s resignation would be conditional on the appointment of Southwest Bank as successor trustee. If the Unit Holders appoint Southwest Bank as successor trustee at the Special Meeting, the Trustee’s resignation will be effective May 30, 2014 (assuming the other conditions described herein are satisfied). If the conditions described above have not been satisfied or waived by the Trustee as of May 30, 2014, the resignation shall be effective August 29, 2014, assuming all of the conditions described above have been satisfied or waived by the Trustee as of such date. If the Unit Holders fail to appoint Southwest Bank as successor trustee at the Special Meeting, the Trustee may elect to give written notice of its resignation to each Unit Holder, which resignation would not be contingent upon the appointment of Southwest Bank or another successor trustee. If the Trustee resigns and no successor trustee is appointed within the 90 days following the effective date of the Trustee’s resignation, then a successor trustee may be appointed by the Federal District Court for the Northern District of Texas (Dallas Division), or in the event of the failure or refusal of such court to act, by any State District Court of Dallas County, Texas, upon the application of any Unit Holder (or if no Unit Holder has applied within 105 days following the effective date of the resignation, then the Trustee will apply prior to the 115th day). If a Unit Holder or the Trustee files such an application, the court may appoint a temporary trustee at any time after such application is filed and the temporary trustee shall, pending the final appointment of a successor trustee, have such powers and duties as the court appointing such temporary trustee shall provide in its order of appointment, consistent with the provisions of the Trust Agreement.

EFFECT OF NEGATIVE VOTES ON PROPOSAL TWO

If the Unit Holders fail to approve the amendment to the Trust Agreement under Proposal Two, the amendment will not take effect and will not be included in the Trust’s Amended and Restated Royalty Trust Agreement. Southwest Bank will be unable to serve as successor Trustee, and therefore, Bank of America, N.A.’s resignation will not be effective, and Southwest Bank will not become successor Trustee, even if Unit Holders approve Proposal One. The Trustee may elect to give written notice of its resignation to each Unit Holder, which resignation would not be contingent upon the appointment of a successor trustee, in which case, the process for a successor trustee to be appointed as described above under “Effect of Negative Votes on Proposal One” would be followed.

EFFECT OF NEGATIVE VOTES ON PROPOSALS THREE THROUGH EIGHT

If the Unit Holders fail to approve any of the amendments to the Trust Agreement under Proposals Three through Eight the amendments to the Trust Agreement that are not approved will not take effect and will not be included in the Trust’s Amended and Restated Royalty Trust Agreement; however, amendments that are approved will take effect and be included in the Trust’s Amended and Restated Royalty Trust Agreement, as each of Proposals Three through Eight are independent of each other. Southwest Bank’s willingness and ability to serve as successor trustee are not conditioned upon Unit Holder approval of these proposals.

EFFECT OF NEGATIVE VOTES ON PROPOSAL NINE

If the Unit Holders fail to approve the proposal to adjourn the Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposals One through Eight, the Trust may be unable to hold the Special Meeting if a quorum is not reached. If a quorum has been reached, any of Proposals One through Eight that has not achieved the required vote would not be approved and would have the effects set forth above for such Proposal.

TRUSTEE/SOUTHWEST BANK APPROVAL OF PROPOSALS TWO THROUGH EIGHT

Southwest Bank has stated to the Trustee that, if it is appointed as successor trustee, it intends to consent in writing, as required by the Trust Agreement, to the amendments made to the Trust Agreement by each of Proposals Two through Eight that are approved by the Unit Holders. If Southwest Bank is not appointed, the Trustee intends to approve in writing, as required by the Trust Agreement, the amendments made to the Trust Agreement by each of Proposals Two through Eight that are approved by the Unit Holders.

TRUSTEE

Following is certain information regarding Southwest Bank and the Trustee:

Southwest Bank

Southwest Bank, the nominee, is a 50 year-old independent state bank chartered under the laws of the State of Texas and headquartered in Fort Worth, Texas. With fourteen full-service banking centers it is the largest, locally owned, independent commercial bank headquartered in Tarrant County. Southwest Bank offers a wide range of treasury management, wealth group and mortgage services, and is an SBA preferred lender. The leadership and management team of Southwest Bank has over 300 combined years of banking experience.

Additionally, upon the effectiveness of Bank of America, N.A.’s resignation, the senior management team responsible for administering the Trust at Bank of America, N.A. will become part of the management team of Southwest Bank and continue to administer the Trust.

Trustee

Bank of America Corporation is one of the world's largest financial institutions, serving individual consumers, small- and middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management products and services. U.S. Trust is part of the Global Wealth and Investment Management unit of Bank of America, N.A., which is a global leader in wealth management, private banking and retail brokerage.

Trustee Compensation

The Trust has no directors or executive officers. During the fiscal years ended December 31, 2011, 2012 and 2013, the Trustee received total remuneration as follows:

Name	Year	Capacity in Which Served	Cash Compensation
U.S. Trust, Bank of America Private Wealth Management	2011	Trustee Escrow Agent	$317,119 951,336
	2012	Trustee Escrow Agent	$325,148 975,435
	2013	Trustee Escrow Agent	$885,863 $ 295,294

Term of Office

Any trustee of the Trust shall serve in that capacity until the earlier of such trustee’s resignation or such trustee’s removal, with or without cause, at a meeting of the Unit Holders duly called and held in accordance with the Trust Agreement by the affirmative vote of the holders of record as of the record date for such meeting representing a majority of the Units represented at the meeting.

DIRECTORS AND EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers.  The Trust has no directors or executive officers.

Compliance with Section 16(a) of the Exchange Act.  The Trust has no directors and officers and knows of no Unit Holder that is a beneficial owner of more than ten percent of the outstanding Units, and is therefore unaware of any person that failed to report on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

Code of Ethics.  Because the Trust has no employees, it does not have a code of ethics. Employees of the Trustee, U.S. Trust, Bank of America Private Wealth Management, must comply with the bank’s code of ethics, a copy of which will be made available to Unit Holders without charge, upon request by appointment at Bank of America Plaza, 17th Floor, 901 Main Street, Dallas, Texas, 75202.

Audit Committee.  The Trust has no directors and therefore has no audit committee or audit committee financial expert.

Nominating Committee.  The Trust has no directors and therefore has no nominating committee. The Trust Agreement does not require periodic re-election of the Trustee, (although a Trustee may resign or be removed by a vote of Unit Holders), nor does it provide for Unit Holder nomination of a Trustee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Trust has no directors or executive officers. See the section titled “Trustee — Trustee Compensation” for the remuneration received by the Trustee during the years ended December 31, 2011 through December 31, 2013 and the section titled “Security Ownership of Certain Beneficial Owners and Management” for information concerning Units owned by Bank of America, N.A. in various fiduciary capacities.

Because the Trustee’s compensation is set forth in the Trust Agreement, the Trust has no policy or procedure for the review, approval or ratification of such compensation.

INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

Southwest Bank has agreed to reimburse the Trustee for a portion of its expenses incurred in connection with the solicitation of Proxies for the Special Meeting and in connection with meetings of other Trusts with respect to which the Trustee’s resignation is conditioned. See “Solicitation and Revocability of Proxies” and “Proposal One — Appointment of Successor Trustee.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a) Security Ownership of Certain Beneficial Owners.  The following table sets forth as of March 10, 2014, information with respect to each person known to the Trustee to beneficially own more than 5% of the outstanding Units:

Name and Address	Amount and Nature of Beneficial Owner	Percent of Class
Fayez Sarofim(1) Two Houston Center, Suite 2907 909 Fannin Street Houston, Texas 77010	801,249	Units 5.5%

(1)	Fayez Sarofim reports as of December 31, 2011, he directly and through certain affiliated entities owned 801,249 Units, of which he had sole voting and dispositive power with respect to 650,000 Units and shared voting and dispositive power with respect to 151,249 Units.

(b) Security Ownership of Management.  The Trust has no directors or executive officers. Bank of America, N.A., the Trustee, held as of February 4, 2014 an aggregate of 228,875 Units in various fiduciary capacities, and it had shared voting and investment power with respect to 128,838 of such Units.

(c) Changes in Control.  The Trustee knows of no arrangements the operation of which may at a subsequent date result in a change in control of the Trust.

(d) Securities Authorized for Issuance Under Equity Compensation Plans.  The Trust has no equity compensation plans.

ADDITIONAL INFORMATION

Unit Holder Proposals

The Trust does not hold annual meetings of Unit Holders. Accordingly, the Trust does not publish a date by which Unit Holders must make proposals for inclusion in an annual meeting. Certain Unit Holders, or groups of Unit Holders, may call special meetings of Unit Holders pursuant to the terms of the Trust Agreement to approve any appropriate matter.

Where You Can Find More Information

The Trust files annual, quarterly and special reports and other information with the Securities and Exchange Commission. The Trust’s SEC filings are available to the public over the internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document the Trust files at the SEC’s public reference room at 100 F Street NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.

The Units of the Trust are listed on the New York Stock Exchange under the symbol “SBR.” The Trust’s reports and other information filed with the SEC can also be inspected at the offices of the New York Stock Exchange.

The Trust will provide copies of the reports and other information filed with the SEC to any Unit Holder, at the actual cost of reproduction, upon written request to the Trustee, U.S. Trust, Bank of America Private Wealth Management, 17th Floor, 901 Main Street, Dallas, Texas 75202. Copies of these reports may also be found on the Trust’s web site at http://www.sbr-sabineroyalty.com.

BANK OF AMERICA, N.A.,
Trustee of the Sabine Royalty Trust

RON E. HOOPER
Senior Vice President

APPENDIX A

SABINE CORPORATION

AMENDED AND RESTATED ROYALTY TRUST AGREEMENT

This AMENDED AND RESTATED ROYALTY TRUST AGREEMENT (the “Agreement”), shall be effective as of            , 2014, the original Trust Agreement having been made and entered into effective as of the 31st day of December, 1982, by and between SABINE CORPORATION, a Louisiana corporation having its principal office in Dallas, Texas (the “Company”), as Trustor, and INTERFIRST BANK DALLAS, N.A., a banking association organized under the laws of the United States and having its principal trust office in Dallas, Texas (the “Bank”), as Trustee.

WHEREAS, the Company has for many years been engaged in the business of acquiring producing oil and gas properties, royalties and minerals and exploring for, developing and producing oil and gas, and now owns mineral, royalty and overriding royalty interests in lands that contain proved reserves and are currently producing oil and gas; and

WHEREAS, the Company has determined that it would be in the best interests of the Company and its shareholders to distribute to such shareholders certain of such mineral, royalty and overriding royalty interests, production payments and similar nonoperating interests by means of the conveyances described herein; and

WHEREAS, since it would be impracticable to distribute legal title to undivided interests in the Royalty Properties to each shareholder, the Board of Directors, at a meeting held on November 12, 1982, approved the transfer by the Company by means of the Conveyances of the Royalties to the Bank and Other Conveyances of the Other Royalties to the Other Trustees, to be held, directly or indirectly, in trust for the benefit of the shareholders of the Company of record on December 23, 1982, and their respective heirs, personal representatives, successors and assigns, as more particularly provided herein, and the Bank and the Other Trustees have agreed to accept such conveyances on such terms; and

WHEREAS, the Company is contemporaneously executing and agreeing to deliver the Conveyances to the Bank and the Other Conveyances to the Other Trustees; and

WHEREAS, as required by the Conveyances, the Company, the Trustee and the Bank, as escrow agent, are contemporaneously executing and agreeing to deliver the Escrow Agreement in the form of Exhibit D attached hereto; and

~~WHEREAS, Hibernia National Bank in New Orleans, New Orleans, Louisiana, has been appointed as the trustee of a separate trust, of which the trust created under this Agreement is the sole beneficiary for the sole purpose of holding record title to and taking certain actions with respect to the Royalty Properties located in Louisiana; and~~

WHEREAS, the services of a qualified trustee are required for the purposes of holding record title to and taking certain actions with respect to the Royalty Properties located in Florida, and consequently, an entity qualified to act in Florida will be appointed;

NOW, THEREFORE, the Company has granted, assigned and delivered unto the Bank as trustee in trust the Royalties, receipt of which is hereby acknowledged and accepted by the Bank as trustee, to have and to hold, in trust as hereinafter set forth, such property and all other properties, real or personal, which may hereafter be received by the Bank pursuant to this Agreement, and the Company and the Bank agree that such properties shall be held, administered, paid and delivered for the purposes and subject to the terms and conditions hereinafter provided.

ARTICLE I

Definitions

As used herein, the following terms have the meanings indicated:

Section 1.01. “Agreement” means this instrument, as originally executed, or, if amended pursuant to the provisions of Section 10.02 or 10.03 hereof, as so amended.

Section 1.02. “Bank” means InterFirst Bank Dallas, N.A., a banking association organized under the laws of the United States and having its principal trust office in Dallas, Texas.

Section 1.03. “Beneficial Interest” means the rights to share in the benefits and the obligations to share in the detriments resulting from the accomplishment of the purposes of the Trust as expressly set out in this Agreement, and includes without limitation the rights to share in distributions during the term of the Trust, to share in the final distributions from the Trust and to participate in decisions affecting the Trust only to the extent expressly provided herein, and, except as limited by the provisions of this Agreement, to exercise all other rights of beneficiaries of express trusts created under the Texas Trust ~~Act~~Code.

Section 1.04. “Business Day” means any day that is not a Saturday, Sunday, a holiday determined by the New York Stock Exchange as “affecting ‘ex’ dates” or any other day on which national banking institutions in Dallas, Texas, or in any other city where the principal trust office of the Trustee or an Other Trustee may be located, are closed as authorized or required by law.

Section 1.05. “Certificate” means a certificate issued by the Trustee pursuant to Article III hereof evidencing the ownership of one or more Units.

Section 1.06. “Code” means the Internal Revenue Code of ~~1954,~~1986, as amended, or any successor statute or statutes.

Section 1.07. “Company” means Sabine Corporation, a Louisiana corporation.

Section 1.08. “Conveyances” means the instruments pursuant to which the Royalties are being conveyed by the Company to the Bank as Trustee, the general form of which is set forth in Exhibit A attached hereto.

Section 1.09. “Distribution Date” means the date of any distribution pursuant to Section 4.02 hereof.

Section 1.10. “Escrow Agreement” means the Escrow Agreement dated of even date herewith among the Company, the Trustee and the Bank, as escrow agent, as originally executed, or if changed, modified or amended pursuant to paragraph 11 thereof, as so changed, modified or amended.

Section 1.11. “Issue” of a person means such person’s children and the descendants in any degree of such children, and includes any such descendant who is legally adopted.

Section 1.12. “Monthly Income Amount” for any Monthly Period means the sum of (a) the cash received by the Trust during the Monthly Period that is directly attributable to the Royalties including, without limitation, any cash received from interest earned pursuant to the Escrow Agreement, (b) the cash received by the Trust during the Monthly Period that is directly attributable to any Other Trust Interest, (c) any cash available for distribution as a result of the reduction or elimination during the Monthly Period of any existing cash reserve created pursuant to Section 6.09 hereof and (d) any other cash receipts of the Trust during the Monthly Period including without limitation any cash received from interest earned pursuant to Section 6.09, reduced by the sum of (e) the liabilities of the Trust paid during the Monthly Period and (f) the amount of any cash used in the Monthly Period to establish or increase a cash reserve pursuant to Section 6.09. If the Monthly Income Amount determined in accordance with the preceding sentence shall for any Monthly Period be a negative amount, then the amount distributed as the Monthly Income Amount shall be zero, and such negative amount shall reduce the next Monthly Income Amount.

Notwithstanding anything to the contrary in this Section 1.12, the Monthly Income Amount for any Monthly Period shall not include any amount that would have been required to be reported to any stock exchange on which the Units are listed in connection with the establishment of an “ex” date in order to be distributed to Unit Holders who were such on the Monthly Record Date for such Monthly Period but was not so reported unless the stock exchange agrees to such amount being a part of that Monthly Period’s Monthly Income Amount or the Trustee receives an opinion of counsel stating that neither the Trust, the Trustee nor any Unit Holder will be adversely affected by such inclusion. An amount which, pursuant to the preceding sentence, is not included in the Monthly Income Amount for that Monthly Period shall be treated as if received during the next Monthly Period. In this connection, the Trustee shall report monthly to such stock exchange (so long as reporting is so required by the stock exchange), at the time required by the stock exchange, the amount which, pursuant to the first paragraph of this Section 1.12, the Trustee in good faith reasonably expects to be the Monthly Income Amount for the Monthly Period being reported on.

Section 1.13. “Monthly Period” means the period which commences on the day after the date of creation of the Trust or on the day after a Monthly Record Date and continues through and includes the next succeeding Monthly Record Date, which shall be the Monthly Record Date for such Monthly Period. The Monthly Record Date which is the last day of a Monthly Period is the Monthly Record Date for such Monthly Period.

Section 1.14. “Monthly Record Date” means the 15th day of a month; provided, however, that if such 15th day is not a Business Day then the Monthly Record Date shall be the first Business Day after such 15th day unless the Trustee determines that a different date is required to comply with applicable law or the rules or regulations of any stock exchange on which the Units are listed, in which event it means such different date. The first Monthly Record Date shall be April 15, 1983.

Section 1.15. “Other Conveyances” means the instruments pursuant to which the Other Royalties are conveyed to any Other Trustee.

Section 1.16. “Other Royalties” means the interests conveyed by the Company to an Other Trustee pursuant to the Other Conveyances.

Section 1.17. “Other Trust” means the trust relationship pursuant to which record title to the Royalty Properties in any state is held by a Person other than the Trustee.

Section 1.18. “Other Trust Agreement” means the instrument pursuant to which record title to Royalty Properties in any state is held by a Person other than the Trustee.

Section 1.19. “Other Trustee” means the Person named as trustee under an Other Trust Agreement.

Section 1.20. “Other Trust Interest” means the beneficial interest created under each Other Trust Agreement which is owned by the Trustee.

Section 1.21. “Person” means an individual, corporation, partnership, unincorporated association, trust, estate or other organization.

Section 1.22. “Prospectus” means the prospectus included in the Registration Statement with such changes therein as were contained in the prospectus filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Section 1.23. “Registration Statement” means the registration statement of the Company on Form S-14 (file No. 2-78837) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and declared effective by said Commission on October 4, 1982.

Section 1.24. “Royalty Properties” has the meaning ascribed to it on the cover page of the Prospectus.

Section 1.25. “Royalties” means the interests conveyed by the Company to the Trustee pursuant to the Conveyances.

Section 1.26. “Transfer Agent and Registrar” means the initial transfer agent and registrar for ~~the Certificates representing~~ the Units appointed under this instrument, or any successor transfer agent and registrar, during the period it is so serving in such capacities.

Section 1.27. “Trust” means the express trust under the Texas Trust ~~Act~~Code created by and administered under the terms of this Agreement.

Section 1.28. “Trust Estate” means all assets, however and whenever acquired, that may belong to the Bank, as Trustee, at any designated time and shall include both income and principal.

Section 1.29. “Trustee” means the initial trustee under this instrument, or any ancillary or successor trustee, during the period it is so serving in such capacity.

Section 1.30. “Unit” means an undivided fractional interest in the Beneficial Interest, determined as hereinafter provided. A Unit may be evidenced by a Certificate or a book-entry position entered in compliance with the procedures the Trustee establishes for uncertificated Units pursuant to Section 3.02.

Section 1.31. “Unit Holder” means the owner of one or more Units as shown by the records of the Trustee pursuant to the provisions of Article III hereof.

ARTICLE II

Creation, Name and Purpose of Trust

Section 2.01. Creation and Name of Trust.  The Trust is hereby created for the benefit of the Unit Holders. The Trust shall be known as Sabine Royalty Trust, and the Trustee may transact all affairs of the Trust in that name. The property described above as being placed in trust shall constitute the initial Trust Estate.

Section 2.02. Purposes.  The purposes of the Trust are:

(a) to convert the Royalties to cash either (1) by retaining them and collecting the proceeds from production in accordance with the terms of the Conveyances until production has ceased or the Royalties have otherwise terminated or (2) by selling or otherwise disposing the Royalties (within the limits stated herein);

(b) to receive the cash distributions from each Other Trust representing either the net cash proceeds (including interest) from production attributable to Other Royalties or the net cash proceeds (including interest) from the sale or other disposition of all or any part of the Other Royalties in accordance with the terms of each Other Trust Agreement and this Agreement; and

(c) to distribute such cash, net of amounts for payment of liabilities of the Trust, to the Unit Holders pro rata.

It is the intention and agreement of the Company and the Trustee to create an express trust within the meaning of Section ~~2~~111.004(4) of the Texas Trust ~~Act~~Code for the benefit of the Unit Holders and a grantor trust for federal income tax purposes of which the Unit Holders are the grantors. As set forth above and amplified herein, the Trust is intended to be a passive entity limited to the receipt of revenues attributable to the Royalties and each Other Trust Interest and the distribution of such revenues, after payment of or provision for Trust expenses and liabilities, to the Unit Holders. It is neither the purpose nor the intention of the parties hereto to create, and nothing in this Agreement shall be construed as creating, a partnership, joint venture, joint stock company or business association between or among Unit Holders, present or future, or between or among Unit Holders, or any of them, and the Trustee, any Other Trustee or the Company.

Section 2.03. Conveyances.  The Company, as Trustor, has delivered, and the Trustee has accepted, executed copies of the Conveyances. Accordingly, the Royalties described therein constitute a part of the Trust Estate.

ARTICLE III

Creation of Units and Certificates

Section 3.01. Creation of Units.  The entire Beneficial Interest shall be divided into that number of Units that is equal to the number of whole shares of Common Stock, without par value, of the Company issued and outstanding on the record date fixed for the determination of shareholders of the Company entitled to receive Units. The Company shall certify such number of shares to the Trustee contemporaneously with the execution and delivery of the Conveyances.

Section 3.02. ~~Certificates as~~ Evidence of Ownership of Units.  The ownership of the Units shall be evidenced by (i) Certificates in substantially the form set forth in Exhibit B attached hereto, (ii) a book-entry position in Units maintained as part of a direct registration system, or (iii) any other manner required or permitted by United States securities laws or regulations promulgated by the Securities and Exchange Commission thereunder or the regulations of any stock exchange on which the Units are listed. Except as otherwise provided in Section 3.09 hereof and notwithstanding anything else stated herein, the Trustee may for all purposes set forth in this Agreement, including without limitation the making of distributions and voting, treat the holder of any Certificate as shown by the records of the Trustee as the owner of the Units evidenced thereby.

Section 3.03. Distribution of Units.  Initially, the Company shall own all of the Units. However, the Company intends to distribute, to each of its shareholders of record as of the close of business on the date fixed for determining shareholders of the Company entitled to receive Units, one Unit for each share of Common Stock of the Company so owned of record by such shareholder by placing the certificates evidencing such Units in the U.S. mail. Thereafter, Units shall be represented by Certificates or shall be uncertificated as provided in Section 3.02.

Section 3.04. Rights of Unit Holders.  The Unit Holders shall own pro rata the Beneficial Interest and shall be entitled to participate pro rata in the rights and benefits of Unit Holders under this Agreement. A Unit Holder by assignment or otherwise shall take and hold the same subject to all the terms and provisions of this Agreement, the Escrow Agreement, the Other Trust Agreements and the Conveyances, which shall be binding upon and inure to the benefit of the successors, assigns, legatees, heirs and personal representatives of the Unit Holder. By an assignment or transfer of one or more Units, the assignor thereby shall, effective as of the close of business on the date of transfer and with respect to such assigned or transferred Unit or Units, part with, except as provided in Sections 3.07 and 4.02 hereof in the case of a transfer after a Monthly Record Date and prior to the corresponding Distribution Date, (a) all of his Beneficial Interest attributable thereto, (b) all of his rights in, to and under such Unit or Units and (c) all interests, rights and benefits under this Agreement of a Unit Holder that are attributable to such Unit or Units as against all other Unit Holders and the Trustee. As to the Trustee, the rights of the Unit Holders shall be subject to the terms of this Article III with respect to Unit Holders.

Section 3.05. Character of Rights.  The sole interest of each Unit Holder shall be his pro rata portion of the Beneficial Interest and the obligations of the Trustee expressly created under this Agreement with respect to the Beneficial Interest. Such interest of a Unit Holder is and shall be construed for all purposes to be intangible personal property, and no Unit Holder as such shall have any legal title in or to any real property interest that is a part of the Trust Estate including, without limiting the foregoing, the Royalties, any Other Trust Interest or any part thereof. No Unit Holder shall have the right to seek or secure any partition or distribution of the Royalties, any Other Trust Interest or any other asset of the Trust Estate during the term of the Trust or during the period of liquidation and winding up under Section 9.02 hereof. Upon the Trustee’s receipt of written notice of the death of any Unit Holder, the Trustee is authorized to suspend payment of all distributions in respect to Units held by such decedent, and may refuse to effectuate the transfer of such Units, until it has received satisfactory evidence of compliance with all tax, probate and other requirements of applicable law.

Section 3.06. Form, Execution and Dating of Certificates.  The Certificates may contain such changes of form, but not substance, as the Trustee, from time to time in its discretion, may deem necessary or desirable. In addition, the Certificates shall contain such changes (not inconsistent with the provisions of this Agreement) as from time to time may be required to comply with any rule or regulation of any stock exchange on which the Units are listed. Each Certificate shall be dated the date of its issuance. Each Certificate shall be signed by a duly authorized officer of the Trustee (which signature may be on or affixed to the Certificate) and may be sealed with the seal of the Trustee or a facsimile thereof. Where any such Certificate is countersigned by a transfer agent or registered by a registrar, the signature of any such authorized officer of the Trustee may be a facsimile.

Pending the preparation of definitive Certificates, the Trustee may execute, and the Transfer Agent and Registrar (as provided in Section 3.07 hereof) shall record, countersign and register, temporary Certificates (which Certificates may be printed, lithographed or typewritten). Temporary Certificates shall be issuable as registered Certificates and shall be substantially in the form of the definitive Certificates but with such omissions, insertions and variations as may be appropriate for temporary Certificates, all as may be determined by the Trustee. Temporary Certificates may contain such references to any provisions of this

Agreement as may be appropriate. Every temporary Certificate shall be executed by the Trustee and recorded, countersigned and registered upon the same conditions and in substantially the same manner, and with like effect, as the definitive Certificates.

As promptly as practicable, the Trustee shall execute and furnish definitive Certificates and thereupon temporary Certificates may be surrendered in exchange therefor without charge to the Unit Holders at the offices or agencies of the Trustee at which Certificates may be presented for transfer pursuant to Section 3.07 hereof, and the Transfer Agent and Registrar shall record, countersign and register in exchange for such temporary Certificates a like aggregate amount of definitive Certificates. Until so exchanged, the temporary Certificates shall be entitled to the same benefits under this Agreement as definitive Certificates.

Section 3.07. Registration and Transfer of Units.  With respect to the issuance of the initial Certificates representing ownership of the Units and upon subsequent transfers of such Units or Certificates (if such Units are certificated) in accordance with the provisions of this Section 3.07, the Trustee shall maintain records that reflect the name and address of the holder of each ~~Certificate~~Unit, the number of Units represented by each Certificate (if such Units are certificated), the date of issuance and/or transfer of each Unit or Certificate, the name of each transferee of a Unit or Certificate and any other such information as the Trustee shall deem necessary or advisable.

All Units shall be freely transferable, but no transfer of any Unit shall be effective as against the Trustee prior to entry on the records of the Trustee upon the surrender of the Certificate or Certificates evidencing ownership of such Unit or Units (or upon compliance with the provisions of Section 3.08 hereof) ~~and~~, or in compliance with the Trustee’s procedures for uncertificated Units and, in either case, compliance with such reasonable regulations as the Trustee may prescribe. For certificated Units, Certificates shall be presented for transfer at the principal trust office of the Trustee or at such office or agency of the Trustee as the Trustee shall maintain (and hereby agrees to maintain) in the Borough of Manhattan.

The Trustee hereby appoints ~~Mercantile National Bank at Dallas~~American Stock Transfer and Trust Company, LLC as Transfer Agent and Registrar for the transfer and registration of ~~Certificates of~~ all Units. The Trustee may in its sole discretion remove ~~Mercantile National Bank at Dallas~~American Stock Transfer and Trust Company, LLC as Transfer Agent and Registrar and appoint such other Transfer Agents and Registrars as it deems appropriate.

No service charge shall be made by the Trustee to the transferor or transferee of a Certificate or Unit for any transfer of a Unit ~~evidenced by the transferred Certificate~~, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation to such transfer. Until any such transfer, the Trustee may treat the holder of any ~~Certificate~~Units as shown by its records as the owner of the Units evidenced thereby and shall not be charged with notice of any claim or demand respecting such Certificate or the interest represented thereby by any other party. Any such transfer of a Unit as evidenced by a transfer of a Certificate or evidence of transfer of Unit ownership compliant with Trustee’s procedures for uncertificated Units, shall, as to the Trustee, transfer to the transferee of the Certificate as of the close of business on the date of transfer all of the undivided right, title and interest of the transferor in and to the Beneficial Interest, provided that as to the Trustee a transfer of a Certificate after any Monthly Record Date shall not transfer to the transferee of such Certificate the right of the transferor of the Certificate to any sum payable to the transferor as the holder of record of the Certificate on such Monthly Record Date. However, nothing stated herein shall affect the right of the Trustee to act in accordance with Sections 3.05, 3.10 and 6.14 hereof.

As to matters affecting the title, ownership, warranty or transfer of ~~Certificates~~Units, Article 8 of the Texas Uniform Commercial Code~~, the Texas Uniform Act for Simplification of Fiduciary Security Transfers under Chapter 33 of the Texas Business and Commerce Code~~ and other statutes and rules with respect to the transfer of securities, each as adopted and then in force in the State of Texas, shall govern and apply. The death of any Unit Holder shall not entitle such Unit Holder’s transferee to an accounting or valuation for any purpose, but as to the Trustee, subject to the provisions of Section 3.05 hereof, the transferee of a deceased Unit Holder shall succeed to all rights of the deceased Unit Holder under this Agreement upon proper proof of title satisfactory to the Trustee.

Section 3.08. Mutilated, Destroyed, Lost or Stolen Certificates.  In the event that any Certificate is mutilated, destroyed, lost or stolen, the Trustee, in its discretion, may issue to the holder of such Certificate as shown by the records of the Trustee a new Certificate in exchange and substitution for the mutilated Certificate or in lieu of and substitution for the Certificate so destroyed, lost or stolen. In every case, the applicant for a substituted Certificate shall furnish to the Trust and the Trustee such security or indemnity as the Trustee may reasonably require to save the Trust and the Trustee harmless and, in every case of destruction, loss or theft, the applicant shall also furnish to the Trustee evidence to the Trustee’s satisfaction of the destruction, loss or theft of such Certificate. Upon the issuance of any substituted Certificate or other evidence of ownership compliant with Trustee’s procedures for uncertificated Units, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses incurred in connection therewith.

Section 3.09. Protection of Trustee.  The Trustee shall be protected in acting upon any notice, credential, certificate, assignment or other document or instrument believed by the Trustee to be genuine and to be signed by the proper party or parties. The Trustee is specifically authorized to rely upon the application of Article 8 of the Texas Uniform Commercial Code~~, the Texas Uniform Act for Simplification of Fiduciary Security Transfers under Chapter 33 of the Texas Business and Commerce Code~~ and other statutes and rules with respect to the transfer of securities, each as adopted and then in force in the State of Texas, as to all matters affecting title, ownership, warranty or transfer of either the Certificates and the Units represented thereby or of uncertificated Units, without any personal liability for such reliance, and the indemnity granted pursuant to Section 7.03(a) hereof shall specifically extend to any matters arising as a result thereof.

Section 3.10. Determination of Ownership of ~~Certificates~~Units.  In the event of any disagreement between Persons claiming to be the Person entitled to be the Unit Holder with respect to any Unit or Units or claiming to be the transferee of any Unit Holder, the Trustee shall be entitled at its option to refuse to recognize any such claim so long as such disagreement shall continue. In so refusing, the Trustee may elect to make no delivery or other disposition of the interest represented by the ~~Certificate~~Unit involved, or any part thereof, or of any sum or sums of money, accrued or accruing thereunder, and, in so doing, the Trustee shall not be or become liable to any Person for the failure or refusal of the Trustee to comply with such conflicting claims, and the Trustee shall be entitled to continue so to refrain, and refuse so to act, until:

(a) the rights of the adverse claimants have been adjudicated by a final judgment of a court assuming and having jurisdiction of the parties and the interest and money involved; or

(b) all differences have been adjusted by valid agreement between said parties and the Trustee shall have been notified thereof in writing satisfactory to the Trustee signed by all of the interested parties.

In addition, the Trustee may, but shall not be under any obligation to, bring an interpleader action against the interested parties in an appropriate court and ask such court for a declaration as to the resolution of such adverse claims.

ARTICLE IV

Accounting and Distributions

Section 4.01. Fiscal Year and Accounting Method.  Except as otherwise required pursuant to Section 4.03, the fiscal year of the Trust shall be the calendar year. The Trustee shall maintain the books of the Trust on a cash basis except to the extent that such books must be kept on any other basis pursuant to requirements for reporting to the Securities and Exchange Commission, any other governmental regulatory body or the Unit Holders.

Section 4.02. Distributions.  As soon as practicable, but no later than ten Business Days after the Monthly Record Date (commencing with the Monthly Record Date in April 1983) for each Monthly Period in each year during the term of the Trust, the Trustee shall distribute the Monthly Income Amount for the Monthly Period to which such Monthly Record Date relates to the Unit Holders of record on such Monthly Record Date in proportion to the Units owned by each such Unit Holder.

Section 4.03. Income Tax Withholdings and Reporting.  For federal and state income tax purposes, the Trustee shall effectuate such withholdings and file such returns and statements as in its judgment are required to comply with applicable provisions of the Code and the regulations thereunder and any state laws and regulations thereunder. The Trustee is expressly authorized and directed to take the action described under the caption “Income Tax Consequences — Procedural Matters — Filing Corporate Returns in the Absence of a Favorable Ruling” in the Prospectus.

Section 4.04. Reports to Unit Holders.  As promptly as practicable following the end of each fiscal year of the Trust, but no later than 90 days following the end of each such fiscal year, the Trustee shall mail to each Person who was a Unit Holder of record on any Monthly Record Date during such fiscal year (and if there was income or expenses in the period commencing on the day after the previous December’s Monthly Record Date and ending on December 31, to all Unit Holders of record on the Monthly Record Date for the January following such December 31) a report showing in reasonable detail on a cash basis the assets and liabilities, receipts and disbursements and income and expenses of the Trust for federal and state tax purposes for each Monthly Period (or portion thereof) during such fiscal year and containing sufficient information to enable Unit Holders to make all calculations necessary for tax purposes, including the calculation for any depletion deduction which may be available to them for such fiscal year. In the event that the Trust has income or expenses on a date other than a Monthly Record Date during such fiscal year, the report shall so indicate and shall describe the manner by which a Unit Holder holding a ~~Certificate~~Unit for less than the entire Monthly Period can calculate his share of such income and expenses. The report shall also provide sufficient information to permit calculation by accrual-basis taxpayers of their share of the Trust’s income and expenses.

As promptly as practicable following the end of each of the first three fiscal quarters of each fiscal year during the term of the Trust, but no later than 60 days following the end of each such fiscal quarter, the Trustee shall mail to each Person who was a Unit Holder of record on the Monthly Record Date immediately preceding the distribution of such report a report showing in reasonable detail on a cash basis the assets and liabilities, receipts and disbursements and income and expenses of the Trust for such fiscal quarter.

Within 120 days following the end of each fiscal year of the Trust (or at such earlier time as may be required by any stock exchange on which the Units are listed), the Trustee shall mail to each Person who was a Unit Holder of record on the Monthly Record Date immediately preceding the distribution of such report an annual report containing (a) financial statements audited by a nationally recognized firm of independent public accountants selected by the Trustee and (b) a certification by such firm or any other nationally recognized firm of independent public accountants selected by the Trustee that all fees and expenses paid by the Trust to the Trustee for such fiscal year were properly calculated and paid in accordance with this Agreement.

The Trustee shall mail to Unit Holders any reports or statements, financial or otherwise, required to be provided to Unit Holders by law or governmental regulation or the requirements of any stock exchange on which the Units are listed.

Section 4.05. Information to be Supplied by the Company.  To the extent known or otherwise available to the Company without unreasonable effort or expense, the Company shall provide to the Trustee on a timely basis upon request such information not known or otherwise available to the Trustee concerning the Royalty Properties (including information with respect to the properties presently burdened by the Royalty Properties) as shall be necessary to permit the Trustee to comply with respect to the Trust with the reporting obligations of the Trust pursuant to the Securities Exchange Act of 1934, as amended, the requirements of any stock exchange on which the Units are listed and of this Agreement and for any other reasonable purpose of the Trustee.

The out-of-pocket costs incurred by the Company (which shall not include reimbursement of general and administrative overhead expenses or salaries of its employees) in preparing or obtaining information pursuant to this Section 4.05 (including but not limited to all fees with respect to the employment of accountants, lawyers, engineers or other professionals not employed as employees of the Company) shall be reimbursed to the Company by the Trust.

The Company hereby agrees to indemnify the Trustee, as Trustee of the Trust, against any loss, liability, damage and expense (including reasonable attorneys’ fees) incurred by the Trustee as a result of or arising out of any of the information provided to the Trustee by the Company pursuant to this Section 4.05 being untimely or incorrect or untrue in any material respect.

Section 4.06. Information to be Provided the Company.  To the extent the Company is required to file any report with respect to the Trust with any stock exchange on which the Units are listed or any governmental authority and to the extent known or otherwise available to the Trustee without unreasonable effort or expense, the Trustee will provide to the Company on a timely basis upon the Company’s request such information with respect to the Trust that is not within the knowledge of the Company and that is necessary to the Company’s ability to make such filing or such report. The Company shall be indemnified by the Trustee (which shall in turn be indemnified by the Trust Estate pursuant to Section 7.03(a) hereof) against any loss, liability, damage and expense (including reasonable attorneys’ fees) incurred by the Company as a result of or arising out of any of the information provided to the Company by the Trustee pursuant to this Section 4.06 being untimely or incorrect or untrue in any material respect.

ARTICLE V

Meetings of Unit Holders

Section 5.01. Purpose of Meetings.  A meeting of the Unit Holders may be called at any time and from time to time pursuant to the provisions of this Article V to act with respect to any matter regarding which the Unit Holders are authorized to act by the express terms of this Agreement.

Section 5.02. Call and Notice of Meetings.  Any such meeting of the Unit Holders may be called by the Trustee in its discretion and will be called by the Trustee within 20 days after receipt of a written request that sets forth in reasonable detail the action proposed to be taken at such meeting and is signed by Unit Holders owning not less than 10 percent of the then outstanding Units. Except as may be otherwise required by any stock exchange on which the Units are listed, written notice signed by the Trustee (which signature may be a facsimile) of every meeting of the Unit Holders setting forth the time and place of such meeting and in general terms the matters proposed to be acted upon at such meeting shall be given in person or by mail not more than 60 nor less than 20 days before such meeting is to be held to all Unit Holders of record on a date (“Voting Record Date”) selected by the Trustee, which date shall not be more than 60 days before the date of such meeting. If such notice is given to any Unit Holder by mail, it shall be directed to him at his last address as shown by the records of the Trustee and shall be deemed to have been duly given when so addressed and deposited in the United States mail, postage prepaid. No matter other than that stated in the notice shall be acted upon at any meeting. All such meetings shall be held at such time and place in the city where the principal trust office of the Trustee is located, as the notice of any such meeting may designate.

Section 5.03. Voting.  Only a Person who was a Unit Holder on the Voting Record Date (“Record Date Unit Holder”) shall be entitled to be present, speak or vote at any such meeting. A person appointed by an instrument in writing as a proxy for such Record Date Unit Holder shall be entitled at such meeting to exercise all rights exercisable by such Record Date Unit Holder as if such Record Date Unit Holder attended such meeting and exercised such rights in person. Record Date Unit Holders may vote in person or by written proxy. A telegram, telex, cablegram, email, or other form of electronic transmission, including telephone transmission, by the Record Date Unit Holder or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Unit Holder shall be treated as an execution in writing for purposes of this Section 5.03. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the Record Date Unit Holder. In addition, any representative of the Company and the Trustee shall be entitled to be present, speak and generally to participate in any such meeting. All references in this Agreement to Record Date Unit Holders shall mean either such Record Date Unit Holder or his duly appointed proxy.

At any such meeting, the presence in person or by proxy of Record Date Unit Holders ~~holding Certificates~~ representing a majority of the Units outstanding on the Voting Record Date shall constitute a quorum and, unless otherwise provided in this Agreement, any matter shall be deemed to have been approved if it is approved by the vote of Record Date Unit Holders ~~holding Certificates~~ representing a majority of the

Units represented at the meeting; provided however, that nothing contained in this Section 5.03 shall be deemed to require Unit Holder approval of any sale pursuant to Section 6.02(c). Each Record Date Unit Holder shall be entitled to one vote for each Unit ~~represented by the Certificate or Certificates~~ held by him. The Trustee, subject to all applicable laws, may solicit from and vote proxies of Unit Holders entitled to vote at any meeting thereof.

Section 5.04. Conduct of Meetings.  The Trustee may make such reasonable regulations as it may deem advisable governing the conduct of any such meeting including, without limitation, provisions governing the appointment of proxies, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidences of the right to vote, the preparation and use at the meeting of a list of the Persons entitled to vote at the meeting and the appointment of a Chairman and Secretary of the meeting.

ARTICLE VI

Administration of Trust and Powers of Trustee

Section 6.01. General Authority.  Subject to the limitations set forth in this Agreement, the Trustee is authorized to and shall take such actions as in its judgment are necessary, desirable or advisable to achieve the purposes of the Trust, including the appointment of an ancillary trustee or trustees under this Agreement, the solicitation and voting of proxies at meetings of Unit Holders, the execution and delivery of the Escrow Agreement and compliance with the terms and provisions thereof, the execution and delivery of an agreement with the Transfer Agent and Registrar as to the rights and duties of the Transfer Agent and Registrar and compliance with the terms and provisions thereof, the taking of appropriate action to enforce the terms of the Conveyances, the Escrow Agreement and any Other Trust Agreement (including the institution of any actions or proceedings at law or in equity necessary to the foregoing) and the authority to agree to modifications of the terms of the Conveyances, the Escrow Agreement and any Other Trust Agreement or to settle disputes with respect thereto, so long as such modifications or settlements do not alter (a) the nature or the time of receipt of payment of the Royalties as rights to receive a share of the proceeds of oil, gas and other minerals produced from the properties presently burdened by the Royalties that are free of any obligation for operating expenses and that do not possess any operating rights or obligations or (b) the nature or time of receipt of payments in respect of Other Trust Interests. The Trustee shall not be (i) obligated or permitted to make any investment or operating decision or otherwise physically inspect the Royalty Properties, (ii) obligated to prevent drainage or any other event or state of facts which damages or diminishes the value of the Royalty Properties unless the Trustee has received actual notice of such event or state of facts in a manner which would reasonably lead it to appreciate the nature and significance of such damage or diminution; or (iii) obligated to take any action, including the collection and distribution of revenues, with respect to the Royalties which pertain to properties which, although conveyed by the Conveyances, have not been specifically identified by legal description in the attachments thereto. Since the Royalties are being conveyed to the Trustee without any representation or warranty as to the Company’s title thereto or the extent of its interests therein, the Trustee shall have no obligation to make any independent investigation or take any other action with respect to its title to the Royalties or its interests therein. Each lease executed by the Company to an affiliate pursuant to subparagraph 3(e) of the Conveyances shall be deemed a representation and warranty by the Company to the Trustee that the terms of such lease satisfy the requirements of such subparagraph 3(e) and the Trustee shall have no obligation to verify the fairness of the terms of any such lease.

The Trustee is authorized to make and shall be solely responsible for all filings on behalf of the Trust with the Securities and Exchange Commission and other governmental authorities required by applicable law or regulation. Within the period prescribed by applicable law and regulations, the Trustee shall file with the Securities and Exchange Commission, on behalf of the Trust, definitive copies of this Agreement, each Other Trust Agreement, the Conveyances, any Other Conveyances and the Escrow Agreement. It is the expectation of the Company that the Units be listed on the New York Stock Exchange or another stock exchange. In this regard, the Company will advise the Trustee of any actions that the Trustee should take in connection with the effectuation of such listing and, unless the Trustee shall determine that such actions are not in the best interest of the Trust, the Trustee shall take such actions. If listing is accomplished, the Trustee will take all actions necessary to maintain such listing including compliance with the rules of the stock exchange and the filing of any reports required by the stock exchange; provided, however, that if at any time the Trustee shall determine

(1) that such listing is not in the best interests of the Unit Holders, then the Trustee may seek to have the Units delisted, or (2) that the interests of the Unit Holders would be better served by listing the Units on another stock exchange, then the Trustee may seek to have such Units delisted from their then current stock exchange and listed on such other stock exchange.

The Trustee may not dispose of all or any portion of the Royalties or any Other Trust Interest except as provided in Sections 6.02, 6.04, 6.08 or 9.02 hereof.

Section 6.02. Limited Power to Dispose of Royalties and Other Trust Interests.

(a) Except as provided in this Section 6.02, if, and only if, approved by the affirmative vote at a meeting duly called and held in accordance with the provisions of Article V hereof of the Record Date Unit Holders ~~holding Certificates~~ representing a majority of the Units outstanding on the Voting Record Date, the Trustee may sell all or any part of the Royalties or any Other Trust Interest in such manner as it deems in the best interests of the Unit Holders. The Trustee may not sell or direct any Other Trustee to sell or otherwise dispose of all or any part of the Royalties, the Other Royalties or any Other Trust Interest for any consideration other than cash. This Section 6.02 shall not be construed to require approval of the Unit Holders for any sale or other disposition of all or any part of the Royalties or any Other Trust Interest pursuant to Section 6.02(c), 6.08 or 9.02 hereof.

(b) The Trustee shall distribute any cash received as a result of any such sale, subject to the need to pay any liabilities of the Trust or to establish or increase any cash reserves pursuant to Section 6.09 hereof, to Unit Holders as part of the Monthly Income Amount distributed with respect to the first Monthly Record Date following the date of any such sale (unless such sale occurs on a Monthly Record Date in which event the distribution may be on such Monthly Record Date unless the Trustee determines that such an immediate distribution would prevent the Trust from complying with any regulation of any stock exchange on which the Units are listed).

(c) Notwithstanding anything to the contrary contained in this Agreement, during any twelve-month period the Trustee may without a vote of the Unit Holders sell, assign, transfer and convey up to one percent (1%) of the value of the Royalties or any Other Trust Interest in any one or more transactions that the Trustee determines to be in the best interest of the Unit Holders. For purposes of this Section 6.02(c), the value of the Royalties to be sold and of all the Royalties shall be the discounted present value of the future net revenue attributable to the proved reserves attributable to such Royalties, as set forth in a reserve report as of December 31 of the year preceding the date of the definitive sale agreement for any sale (such report to be prepared by independent petroleum engineers selected by Trustee). The use of such values is solely for the purpose of determining compliance with this Section 6.02(c), and it is recognized that the proceeds of the sale may be greater or lesser than the value so determined.

(d) Notwithstanding the foregoing, the Trustee may without a vote of the Unit Holders sell all or any part of the Royalties or any Other Trust Interest or any other assets of the Trust for such consideration as it shall deem appropriate if necessary to provide for the payment of specific liabilities of the Trust then due.

Section 6.03. Limitations on Actions of the Trustee Regarding the Other Trust Agreements.  Subject to the limitations set forth in this Agreement, the Trustee may agree to a modification of the terms of any Other Trust Agreement and may instruct any Other Trustee to settle any disputes with respect thereto. In no event, however, may the Trustee, except with the affirmative vote at a meeting duly called and held in accordance with the provisions of Article V hereof of the Record Date Unit Holders ~~holding Certificates~~ representing a majority of the Units outstanding on the Voting Record Date, agree to any such modification or settlement which would (1) alter the nature of any Other Royalties or (2) change the beneficiary of or the procedures for amending any Other Trust Agreement.

Section 6.04. Consent by Trustee to Dissolution of Other Trust Agreement.  Except with the affirmative vote at a meeting duly called and held in accordance with the provisions of Article V hereof of the Record Date Unit Holders ~~holding Certificates~~ representing a majority of the Units outstanding on the Voting Record

Date, the Trustee shall not agree to a dissolution of any Other Trust or (except when necessary to provide for the payment of specific liabilities of any Other Trust or the Trust) to the sale of all or any portion of the Other Royalties.

Section 6.05. No Power to Engage in Business or Make Investments.  The Trustee shall not, in its capacity as Trustee under this Agreement, engage in any business, commercial or investment activity of any kind whatsoever, except as permitted in Section 6.09 hereof, and shall not under any circumstances use any portion of the Trust Estate to acquire any oil and gas lease, royalty or other mineral interest other than the Royalties and any Other Trust Interest or, except as permitted in Sections 6.09 and 6.14, acquire any other asset. The Trustee shall not accept any contribution to the Trust other than the Royalties and the Other Trust Interests.

Section 6.06. Payment of Liabilities of Trust.  The Trustee is authorized to and shall first apply all money received by it for the payment of all liabilities of the Trust, including but not limited to all expenses, taxes and liabilities incurred of all kinds, compensation to it for its services pursuant to Sections 7.04 and 7.05 hereof, compensation to such parties as may be consulted pursuant to Section 7.06 and compensation to the Transfer Agent and Registrar for its services as such.

Section 6.07. Timing of Trust Income and Expenses.  The Trustee will use reasonable efforts to cause the Trust and the Unit Holders to recognize income (including any income from interest earned on investments made in accordance with this Agreement or any sale of the Royalties or any Other Trust Interest) and expenses on Monthly Record Dates. The Trustee will invoice the Trust for services rendered by the Trustee only on a Monthly Record Date and shall cause the Trust to pay such invoice only on the Monthly Record Date on which such invoice is rendered and will use reasonable efforts to cause all Persons to whom the Trust becomes liable to invoice the Trust for such liability on a Monthly Record Date and to cause the Trust to pay such liability on the Monthly Record Date on which such liability is invoiced. In connection with the requirements of any stock exchange on which the Units are listed, the Trustee will, if required by such stock exchange, use reasonable efforts to determine the Monthly Income Amount and report such amount to such stock exchange at such time as may be required by such stock exchange. Nothing in this Section 6.07 shall be construed as requiring the Trustee to cause payment to be made for Trust liabilities on any date other than on such date as in its sole discretion it shall deem to be in the best interests of the Unit Holders.

Section 6.08. Limited Power to Borrow.  If at any time the amount of cash on hand (which amount shall not include any amounts which have been reported to a stock exchange on which the Units are listed as the amount which will be paid to Unit Holders with respect to a Monthly Record Date and which amounts have not been paid) is not sufficient to pay liabilities of the Trust then due, the Trustee is authorized, but not required, to borrow from itself in its capacity as Bank, or from another Person, on a secured or unsecured basis, such amounts as are required after use of any available Trust funds to pay such liabilities as have become due.

To secure payment of such indebtedness, the Trustee is authorized to mortgage, pledge, grant security interests in or otherwise encumber (and to include as a part thereof any and all terms, powers, remedies, covenants and provisions deemed necessary or advisable in the Trustee’s discretion including, without limitation, the power of sale with or without judicial proceedings) the Trust Estate, or any portion thereof, including the Royalties and any Other Trust Interest, and to carve out and convey production payments. While the Bank is not obligated to make any loan to the Trust, the rate of interest on any loan made by the Bank to the Trust shall not exceed two percent above the prime commercial rate charged from time to time by the Bank. Borrowings from any other Person shall be on such terms as the Trustee shall deem advisable. At no time shall the Trustee incur additional borrowings if the then outstanding borrowings exceed 50 percent of the amount of gross revenues from the Royalties and the cash distributions from any Other Trust that the Trustee estimates will be received by the Trust during the immediately following six Monthly Periods.

The Trustee is prohibited from borrowing in its capacity as Trustee except as provided in this Section 6.08 and in Section 6.14(c). In the event of such borrowings, no further Trust distributions shall be made until the indebtedness created by such borrowings has been paid in full.

Section 6.09. Cash Reserves and Cash Held Pending Distribution Date.  With respect to any liability that is contingent or uncertain in amount or that otherwise is not currently due and payable, the Trustee in its sole discretion may, but is not obligated to, establish a cash reserve for the payment of such liability. In no event shall the Trustee establish any reserve for the payment of ad valorem taxes in respect of the Royalties.

Collected cash balances being held by the Trustee as a reserve for liabilities or for distribution at the next Distribution Date shall be placed in one or more of the following investments, and no others:

(a) obligations issued by (or unconditionally guaranteed by) the United States or any agency or instrumentality thereof (provided such obligations are secured by the full faith and credit of the United States);

(b) repurchase agreements secured by obligations qualifying under subsection (a) above; ~~or~~

(c) certificates of deposit of any bank having a capital, surplus and undivided profits of at least $50,000,000; or

(d) other interest bearing accounts in FDIC-insured state or national banks, including the Trustee, so long as the entire amount in such accounts is at all times fully insured by the Federal Deposit Insurance Corporation.

Any such obligation, repurchase agreement ~~or~~, certificate of deposit or account must mature on or before the next succeeding Distribution Date, must be held to maturity and, to the extent not prohibited by the Texas Trust ~~Act~~Code or the rules and regulations of the Comptroller of the Currency, may be purchased from the Bank or any successor bank serving as Trustee. In investing collected cash balances between any monthly Record Date and the next following Distribution Date, the Trustee is expressly authorized to acquire repurchase agreements of the type referred to in subsection (b) above which provide for (1) the payment of principal no later than nine (9) business days after such Monthly Record Date and (2) the payment of interest on the next following Monthly Record Date.

Section 6.10. Settlement of Claims.  The Trustee is authorized to prosecute and defend, and to settle by arbitration or otherwise, any claim of or against the Trustee, the Trust or the Trust Estate, to waive or release rights of any kind and to pay or satisfy any debt, tax or claim upon any evidence by it deemed sufficient, without the joinder or consent of any Unit Holder.

Section 6.11. Income and Principal.  The Trustee shall not be required to keep separate accounts or records for income and principal or maintain any reserves for depletion of any mineral assets in the Trust Estate. To the extent that such separate accounts or records are kept, the Trustee may allocate the receipts, disbursements and reserves of the Trust between income and principal in the discretion of the Trustee, and the Trustee’s discretion need not accord with the provisions of any requirement of applicable law. Regardless of any such characterization, however, the Trustee shall not make any distribution, accumulate any funds or maintain any reserve except as expressly provided in this Agreement.

Section 6.12. Effect of Trustee’s Powers on Trust Property.  The powers granted the Trustee under this Agreement may be exercised upon such terms as the Trustee deems advisable and may affect Trust properties for any length of time regardless of the duration of the Trust.

Section 6.13. No Requirement of Diversification.  The Trustee shall be under no obligation to diversify the Trust’s assets or to dispose of any wasting assets.

Section 6.14. Divestiture of Units.  If at any time the Trust or the Trustee is named a party in any judicial or administrative proceeding which seeks the cancellation or forfeiture of any property in which the Trust has an interest because of the nationality, or any other status, of any one or more Unit Holders, the following procedures will be applicable:

(a) The Trustee will promptly give written notice (“Notice”) to each Unit Holder (“Ineligible Holder”) whose nationality or other status is an issue in the proceeding as to the existence of such controversy. The Notice will contain a reasonable summary of such controversy and will constitute a demand to each Ineligible Holder that he dispose of his Units, to a party that would not be an Ineligible Holder, within 30 days after the date of the Notice.

(b) If any Ineligible Holder fails to dispose of his Units as required by the Notice, the Trustee shall have the preemptive right to redeem and shall redeem any such Units at any time during the 90 days after the expiration of the 30-day period specified in the Notice. The redemption price on a per Unit basis will be determined as of the last Business Day (“determination day”) preceding the end of the 30-day period specified in the Notice and will equal the following per Unit amount: (1) if the Units are then listed on a stock exchange, the price will equal the closing price of the Units on such stock exchange (or, if the Units are then listed on more than one stock exchange, on the largest such stock exchange in terms of the volume of Units traded thereon during the preceding 12 months or for the period the Units have been traded on such stock exchange if less than 12 months) on the determination day if any Units were sold on such stock exchange on such day or, if not, on the last preceding day on which any Units were sold on such stock exchange, or (2) if the Units are not then listed on any stock exchange, the price will equal the mean between the closing bid and asked prices for the Units in the over-the-counter market on the determination day if quotations for such prices on such day are available or, if not, on the last preceding day for which such quotations are available. Such redemption will be accomplished by tender of the above cash price to the Ineligible Holder at his address as shown by the records of the Trustee, either in person or by mail as provided in Section 11.05, accompanied by notice of cancellation. Concurrently with such tender the Trustee shall cancel or cause to be cancelled all Units (including any Certificates representing certificated Units) then owned by such Ineligible Holder and for which tender has been made. In the event the tender is refused by the Ineligible Holder or if he cannot be located after reasonable efforts to do so, the tendered sum shall be held by the Trustee in an interest bearing account for the benefit of such Ineligible Holder, until proper claim for same (together with interest accrued thereon) has been made by such holder, but subject to applicable laws concerning unclaimed property.

(c) The Trustee may, in its sole discretion, cause the Trust to borrow any amount required to redeem Units in accordance with the procedures described above.

ARTICLE VII

Rights and Liabilities of Trustee

Section 7.01. General Liability of Trustee.  The Trustee is empowered to act in its discretion and shall not be personally or individually liable for any act or omission except in the case of negligence, bad faith or fraud and except for any liability the Trustee may have vis-a-vis the Unit Holders as provided in Section 7.02 hereof. No action taken or suffered in good faith by the Trustee in reliance upon and in accordance with the opinion of any expert pursuant to Section 7.06 hereof shall in any event constitute negligence, bad faith or fraud within the purview of this Section 7.01.

Section 7.02. Limitation of Liability of Unit Holder.  Except as otherwise provided in this Section 7.02, in engaging in any activity or transaction that results or could result in any kind of liability, the Trustee shall take any and all steps reasonably necessary to ensure that such liability shall be satisfiable in all events (including the exhaustion of the Trust Estate) only out of the Trust Estate, that such liability shall not be satisfiable out of any amounts at any time distributed to any Unit Holder or other assets owned by any Unit Holder and that no Unit Holder shall have any personal liability therefor. In the event of failure by the Trustee to take any such step, the Trustee shall be fully and exclusively liable for any resulting liability vis-a-vis the Unit Holders, but the Trustee shall be entitled to be indemnified and reimbursed from the Trust Estate to the extent provided in Section 7.03 hereof. Nothing in this Section 7.02 is intended to impose any liability on the Trustee for federal or state income, estate or inheritance taxes or for refunds, fines, penalties or interest relating to oil or gas pricing overcharges under federal or state price controls.

Section 7.03. Indemnification of Bank.

(a) The Bank (including its agents and employees) shall be indemnified by, and receive reimbursement from, the Trust Estate, against and from any and all liability, expense, claim, damage or loss (including reasonable legal fees and expenses) incurred by it, individually or as Trustee, in the administration of the Trust and the Trust Estate or any part or parts thereof, or in the doing of any act done or performed or omission occurring on account of its being Trustee, except (1) such liability, expense, claim, damage or loss arising from the Trustee’s negligence, bad faith or fraud and (2) any loss resulting from the Trustee’s expenses (direct or indirect) in carrying out the administrative tasks required hereunder exceeding the compensation and reimbursement provided for pursuant to Sections 7.04 and 7.05 hereof. The Trustee shall have a lien upon the Trust Estate to secure it for such indemnification and reimbursement and for compensation to be paid to it. Except as provided in Section 3.08 hereof, neither the Trustee nor any agent or employee of the Trustee shall be entitled to any reimbursement or indemnification from any Unit Holder for any liability, expense, claim, damage or loss incurred by the Trustee or any such agent or employee; and the rights of the Trustee or any agent or employee of the Trustee to reimbursement and indemnification, if any, shall be limited solely to the Trust Estate whether or not such reimbursement and indemnification shall be insufficient fully to reimburse or indemnify the Trustee or any such agent or employee. The Bank shall be entitled to indemnity by and reimbursement from the Trust Estate for any liability imposed upon it for failure to comply with the provisions of Section 7.02 hereof without regard to the limitations set forth in clause (1) of this Section 7.03(a).

(b) The Company will indemnify and hold the Bank, individually and as Trustee, harmless from and against any losses, claims, damages or liabilities to which the Bank, individually or as Trustee, may become subject, under the Securities Act of 1933, as amended, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Bank, individually and as Trustee, for any legal or other expenses reasonably incurred by the Bank, individually and as Trustee, in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus or such amendment or supplement in reliance upon and in conformity with information furnished to the Company by the Bank, individually or as Trustee. The foregoing indemnity and hold harmless agreement shall inure to the benefit of all officers, directors and controlling persons of the Bank, individually and as Trustee.

Section 7.04. Compensation.  The Bank shall receive from the Trust Estate compensation for its services as Trustee of the Trust, and as escrow agent under the Escrow Agreement, as set forth in Exhibit C attached hereto. In the event that any Person serving as Trustee is not also serving as escrow agent under the Escrow Agreement, the compensation payable pursuant to Exhibit C shall be allocated between such Persons as the Trustee shall determine.

Section 7.05. Other Services and Expenses.  Charges for performing any services not contemplated or specifically covered in Exhibit C will be charged to the Trust on the basis of the prevailing rate for such services in the community in which the Trustee maintains its principal trust office. The out-of-pocket costs incurred by the Trustee in the discharge of its duties, including but not limited to fees and expenses incurred for experts hired pursuant to Section 7.06 hereof and in connection with the listing of the Units on a stock exchange and in printing additional orders of Certificates, are to be reimbursed to the Trustee by the Trust at actual cost. The Trustee shall be reimbursed by the Trust for actual expenditures made on account of any unusual duties in connection with matters pertaining to the Trust.

In the event of litigation involving the Trust, audits or inspections of the records of the Trust pertaining to the transactions affecting the Trust or any other unusual or extraordinary services rendered in connection with the administration of the Trust, the Trustee shall be entitled to receive reasonable compensation from the Trust for the services rendered. The initial organizational costs of the Trust, including the printing of the initial Certificates and the fees of legal counsel of the Trustee, will be paid by the Company.

Section 7.06. Reliance on Experts.  The Trustee may, but shall not be required to, consult with counsel (including its own counsel), accountants, geologists, engineers, investment advisors and other parties deemed by the Trustee to be qualified as experts on the matters submitted to them, and the opinion of any such party on any matter submitted to it by the Trustee shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with the opinion of any such party. The Trustee is authorized to make payments of all reasonable fees for services or expenses thus incurred out of the Trust Estate.

Section 7.07. No Security Required.  No bond or other security shall be required of the Trustee.

Section 7.08. Transactions in Multiple Capacities.  To the extent permitted by applicable law, the Trustee shall not be prohibited in any way in exercising its powers or from dealing with itself in any other capacity, fiduciary or otherwise.

Section 7.09. Relief of Trustee from Certain Duties, Restrictions and Liabilities.  ~~Pursuant to Article 7424b-22 of the Texas Trust Act, the Company, as Trustor,~~Trustor hereby relieves the Trustee from any and all duties, restrictions and liabilities otherwise imposed ~~upon~~on the Trustee by the Texas Trust ~~Act~~Code, except for such duties, restrictions and liabilities as are imposed (a) by ~~Sections 10, 11 and 12~~Section 111.0035 of the Texas Trust ~~Act~~Code outlining specific duties of the Trustee that trust provisions may not limit, (b) by the terms and conditions of this Agreement or (c) by any other applicable law, rule or regulation.

Section 7.10. Laws of Other Jurisdictions.  Since the laws of jurisdictions other than Texas (each being referred to below as “such jurisdiction”) may apply to the administration of properties under this Agreement, the following provisions are made. If it is necessary or advisable for a trustee to serve in such jurisdiction and if the Trustee is disqualified from serving in such jurisdiction or for any other reason fails or ceases to serve there, the trustee in such jurisdiction shall be such Person as shall be designated in writing by the Trustee. In connection therewith, the Trustee is authorized to enter into, execute and deliver all such ancillary trust agreements and other instruments and documents as it shall deem necessary or appropriate. To the extent permitted under the laws of such jurisdiction, the Trustee may remove the trustee in such jurisdiction, without cause and without necessity of a court proceeding, and may or may not appoint a successor trustee in such jurisdiction from time to time. The trustee serving in such jurisdiction is required and authorized, to the extent not prohibited under the laws of such jurisdiction, to appoint the Trustee to handle the details of administration in such jurisdiction. Furthermore, to the extent not prohibited under the laws of such jurisdiction, the trustee in such jurisdiction shall have all rights, privileges, powers, responsibilities and duties as are delegated in writing by the Trustee for all assets with respect to which the trustee in such jurisdiction is empowered to act. To the extent the provisions of this Agreement and the laws of the State of Texas cannot be applicable to the administration in such jurisdiction, the rights, powers, duties and liabilities of the trustee in such jurisdiction shall be the same (or as near the same as permitted under the laws of such jurisdiction if applicable) as if governed by Texas law. In all events, the administration in such jurisdiction shall be as free and independent of court control and supervision as permitted under the laws of such jurisdiction.

ARTICLE VIII

Office of Trustee

Section 8.01. Removal of Trustee.  The Trustee may be removed as Trustee hereunder, with or without cause, by the affirmative vote at a meeting duly called and held in accordance with the provisions of Article V hereof of Record Date Unit Holders ~~holding Certificates~~ representing a majority of the Units represented at the meeting.

Section 8.02. Resignation of Trustee.  The Trustee may at any time resign as Trustee hereunder without cause and without the necessity of any court proceeding after giving written notice to each of the Unit Holders at such Unit Holder’s last address as shown by the records of the Trustee at the time such notice is given and to the Company by certified or registered mail at the address provided for herein, and by accounting to its successor for the administration of the Trust Estate as may be required by the successor Trustee. Any and all successors to such resigning Trustee shall be fully protected in relying upon such accounting. Such resignation shall be effective as of a date to be specified in such notice which shall be a Business Day not less than 120 days after the date on which the last such notice is mailed (“Resignation Notice Date”), unless a successor Trustee shall not have been named pursuant to Section 8.03 hereof in which case such resignation shall become effective upon the appointment of such successor Trustee.

Section 8.03. Appointment of Successor Trustee.  In the event of a vacancy in the position of Trustee or if the Trustee has given notice of its intention to resign, a successor Trustee shall be appointed by the Unit Holders at a meeting duly called and held in accordance with the provisions of Article V hereof within 90 days of the Resignation Notice Date or vacancy. Notice of the appointment of a successor Trustee shall be given by the resigning Trustee within ten days of receipt of notice of such appointment (or, in the event of a vacancy, within ten days of the appointment of the successor Trustee), to each Unit Holder on the Resignation Notice Date (or date on which the vacancy occurred) at each Unit Holder’s last address as shown by the records of the Trustee.

In the event that a successor Trustee has not been appointed within 90 days after the Resignation Notice Date or occurrence of a vacancy, a successor Trustee may be appointed by the Federal District Court for the Northern District of Texas (Dallas Division), or in the event of the failure or refusal of such Federal District Court to so act by any State District Court of Dallas County, Texas, upon the application of any Unit Holder (and if no Unit Holder has so applied within 105 days after the Resignation Notice Date or occurrence of a vacancy, then the Trustee will so apply prior to the 115th such day), and in the event any such application is filed, any such court may appoint a temporary successor Trustee at any time after any such application is filed with it which shall, pending the final appointment of a successor Trustee, have such powers and duties as the court appointing such temporary successor Trustee shall provide in its order of appointment, consistent with the provisions of this Agreement. In the event such court shall deem it necessary, the court may appoint such temporary successor Trustee or successor Trustee on such terms as to compensation as it shall deem necessary and reasonable notwithstanding any provision herein to the contrary.

A Trustee appointed under the provisions of this Section 8.03 shall be a state or national bank~~ing association~~ domiciled in the United States which has a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $50,000,000.

Section 8.04. Rights of Successor Trustee.  Immediately upon the appointment of any successor Trustee (including a temporary successor Trustee), all rights, titles, duties, powers and authority of the succeeded Trustee hereunder shall be vested in and undertaken by the successor Trustee which shall be entitled to receive from the Trustee which it succeeds, in addition to the accounting referred to in Section 8.02 hereof, all of the Trust Estate held by it hereunder and all records and files in connection therewith. No successor Trustee shall be obligated to examine or seek alteration of any accounting of any preceding Trustee, nor shall any successor Trustee be liable personally for failing to do so or for any act or omission of any preceding Trustee. The preceding sentence shall not prevent any successor Trustee or anyone else from taking any action otherwise permissible in connection with any such accounting.

Section 8.05. Merger or Consolidation of Trustee.  Neither a change of name of the Trustee, any merger or consolidation of its corporate powers with another bank or with a trust company nor the transfer of its trust operations to a separate corporation shall affect the Trustee’s right, obligation or capacity to act hereunder.

ARTICLE IX

Term of Trust and Final Distribution

Section 9.01. Termination.  The Trust shall terminate upon the first to occur of the following events or times:

(a) at such time as the sum of its gross revenues from the Royalties and its cash distributions from any Other Trust for each of two successive years commencing with the year 1983 are less than $2,000,000 per year;

(b) a decision to terminate the Trust by the affirmative vote at a meeting duly called and held in accordance with the provisions of Article V hereof of the Record Date Unit Holders ~~holding Certificates~~ representing a majority of the Units outstanding on the Voting Record Date; or

(c) the expiration of 21 years after the death of the last to die of all of the Issue living at the date of execution of this Agreement of John D. Rockefeller, Jr., late father of the late former Vice President of the United States, Nelson A. Rockefeller.

Section 9.02. Disposition and Distribution of Assets Upon Termination.  Upon termination of the Trust, the Trustee shall sell for cash (unless by the affirmative vote at a meeting duly called and held in accordance with the provisions of Article V hereof of the Record Date Unit Holders ~~holding Certificates~~ representing a majority of the Units outstanding on the Voting Record Date, the Unit Holders approve the sale for a specified non-cash consideration in which event the Trustee may, but shall not be required to, attempt to consummate such non-cash sale) in one or more sales all the assets other than cash then held in the Trust Estate. The Trustee may engage the services of one or more investment advisors or other parties deemed by the Trustee to be qualified as experts on such matters to assist with such sales and shall be entitled to rely on the advice of such persons as contemplated by Section 7.06. The Trustee shall as promptly as practicable distribute the proceeds of any such sale and any other cash in the Trust Estate in proportion to the Units owned by each such Unit Holder, after paying, satisfying and discharging all of the existing liabilities of the Trust including fees of the Trustee, or, if necessary, setting up reserves in such amounts as the Trustee in its discretion deems appropriate to provide for payment of contingent liabilities.

In the event that any asset that the Trustee is required to sell is not sold by the Trustee within three years after the event causing termination of the Trust, the Trustee shall cause such property to be sold at public auction to the highest cash bidder. Notice of such sale by auction shall be mailed at least 30 days prior to such sale to each Unit Holder at such holder’s last address as shown by the records of the Trustee. Except as provided above with respect to a non-cash sale, the Trustee shall not be required to obtain approval of the Unit Holders prior to selling assets pursuant to this Section 9.02. Upon making final distribution to the Unit Holders, the Trustee shall be under no further liability except as provided in Sections 7.01 and 7.02 hereof. For the purposes of liquidating and winding up the affairs of the Trust at its termination, the Trustee shall continue to act as Trustee and may exercise each power until its duties have been fully performed and the Trust Estate has been finally distributed. Nothing contained in this Section 9.02 or elsewhere in this Agreement shall prohibit the Trustee from selling, pursuant to this Section 9.02, all or any portion of the Trust Estate to any Person who is a Unit Holder.

ARTICLE X

Irrevocability and Amendability

Section 10.01. Irrevocability.  This Agreement and the Trust are intended to be and are irrevocable. No Person shall have the right or power to terminate, revoke, alter, amend or change this Agreement or any provisions hereof except as expressly provided in Article IX hereof or in this Article X.

Section 10.02. Limited Amendability.  Any provision of this Agreement (other than this Section 10.02), the Escrow Agreement (subject to the consent of the Company and the escrow agent) or any Other Trust Agreement (subject to the consent of any Other Trustee) may be amended by the vote at a meeting duly called and held in accordance with the provisions of Article V hereof of the Record Date Unit Holders ~~holding Certificates~~ representing a majority of the Units outstanding on the Voting Record Date, but no such amendment shall be effective unless and until consented to in writing by the Trustee (provided, however, that the Trustee will so consent unless such amendment affects the Trustee’s own rights, duties or immunities under this Agreement or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, agree to such amendment), and in no event may an amendment be made which would:

(a) alter the rights of the Unit Holders as against each other;

(b) reduce or delay the distributions to the Unit Holders provided for in Sections 4.02, 6.02 and 9.02 hereof;

(c) permit the Trustee to distribute the Royalties or any Other Trust Interest in kind either during the continuation of the Trust or during the period of liquidation and winding up under Section 9.02 hereof;

(d) provide the Trustee with the power to engage in business or investment activities (this prohibition is not intended to limit the authority of the Trustee specifically provided in this Agreement);

(e) affect the characterization of the Trust as an express trust under the Texas Trust ~~Act~~Code and as a grantor trust for federal income tax purposes;

(f) alter the voting requirements set forth in Sections 6.02, 6.03, 6.04, 8.01, 9.01(b) and 10.02 hereof;

(g) alter the number of Units in the Trust (except in connection with a cancellation pursuant to Section 6.14 hereof);

(h) alter the nature or the time of receipt of payments of the Royalties as rights to receive a share of the proceeds of oil, gas and other minerals produced from the properties presently burdened by the Royalties that are free of any obligation for operating expenses and that do not possess any operating rights or obligations; or

(i) alter the nature or time of receipt of distributions in respect of any Other Trust Interest;

unless such amendment is approved (1) by the vote at a meeting duly called and held in accordance with the provisions of Article V hereof of the Record Date Unit Holders ~~holding Certificates~~ representing at least 80 percent of the Units outstanding on the Voting Record Date in the case of subsections (b) through (i) inclusive above and 100 percent of such Units in the case of subsection (a) above, and (2) by the Trustee.

If any ruling has at any time been issued by the Internal Revenue Service, or if any opinion of counsel has been rendered with respect to the classification or treatment of the Trust for federal income tax purposes, no amendment permitted by this Section 10.02 shall be effective unless and until a supplemental ruling or opinion has been obtained indicating that the proposed amendment shall not affect the continued applicability of such existing ruling or opinion.

Section 10.03. Corrective Amendments.  The Company and the Trustee (without the consent of the Unit Holders) may from time to time and at any time enter into an agreement amending the terms of this Agreement, the Escrow Agreement (subject to the consent of the escrow agent), any Other Trust Agreement (subject to the consent of any Other Trustee) or any other agreement relating to the establishment or administration of the Trust to cure any ambiguity or to correct or supplement any provision contained herein or therein which may be defective or inconsistent with any other provision contained herein or therein or which may be necessary to conform to any mandatory provision of law.

ARTICLE XI

Miscellaneous

Section 11.01. Inspection of Trustee’s Records.  Each Unit Holder and his duly authorized agents, attorneys and auditors shall have the right during reasonable business hours at his own cost and expense to examine, inspect and make audits of the Trust and the records of the Trustee, including lists of Unit Holders, for any proper purpose in reference thereto.

Section 11.02. Filing of this Agreement.  Except as otherwise required by law, neither this Agreement nor any executed copy hereof need be filed in any jurisdiction in which any of the properties comprising the Trust Estate are located, but the same may be filed for record in any jurisdiction by the Trustee. In order to avoid the necessity of filing this Agreement for record, the Trustee agrees that for the purpose of vesting the record title in any successor Trustee, the retiring Trustee will, upon appointment of any successor Trustee, execute and deliver to such successor Trustee appropriate assignments or conveyances.

Section 11.03. Disability of Unit Holder.  Any payment or distribution to a Unit Holder may be made by check of the Trustee drawn to the order of the Unit Holder, regardless of whether or not the Unit Holder is a minor or under other legal disability, without the Trustee having further responsibility with respect to such payment or distribution. This Section 11.03 shall not be deemed to prevent the Trustee from making any payment or distribution by any other method that is appropriate under law.

Section 11.04. Saving Clause.  If any provision of this Agreement should be held illegal or invalid, such invalidity or illegality shall not affect the remaining provisions of this Agreement, or any other property interests, and each provision of this Agreement shall exist separately and independently, and shall be applied to property interests separately and independently, of every other provision, and this Agreement shall be construed as if such illegal or invalid provision had never existed.

Section 11.05. Notices.  Any notice or demand which by any provision of this Agreement is required or permitted to be given or served upon the Trustee by any Unit Holder may be given or served by being deposited, postage prepaid and by registered or certified mail, in a post office or letter box addressed (until another address is designated by notice given by the Trustee to the Unit Holders and the Company) to the Trustee at P.O. Box 83791, Dallas, Texas 75283. Any notice or other communication by the Trustee to any Unit Holders shall be deemed to have been sufficiently given, for all purposes, when deposited, postage prepaid, in a post office or letter box addressed to said holder at his last address as shown by the records of the Trustee.

Section 11.06. Notice and Reports to the Company.  Whenever any notice, communication or report is given by the Trustee to Unit Holders pursuant to the provisions of this Agreement or is otherwise required to be provided to Unit Holders pursuant to the provisions of this Agreement or is required to be provided to the Company, the Trustee shall provide, by in-hand delivery or by certified or registered mail, such notice, communication or report to the Company at the following address:

Sabine Corporation
1200 Mercantile Bank Building
Dallas, Texas 75201
Attention: Legal Department

or at such other address as the Company may from time to time advise the Trustee in writing.

Section 11.07. Situs of Trust.  The situs of the Trust hereby created is Texas, and wherever possible the laws of Texas shall control with respect to the construction, administration and validity of the Trust.

Section 11.08. Acceptance by Trustee.  The Trustee, by joining in the execution of this Agreement, accepts the Trust herein created and provided for and accepts all of the rights, powers, privileges, duties and responsibilities of the Trustee hereunder and agrees to exercise and perform the same in accordance with the terms and provisions contained herein.

Section 11.09. Counterparts.  This Agreement may be executed in a number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

Section 11.10. Headings.  The headings of the Sections and Articles of this Agreement are inserted for convenience only and shall not constitute a part hereof.

Section 11.11. Independent Conduct.  The Company, the Trustee and the Company on behalf of all future Unit Holders hereby reserve and retain the right to engage in all businesses and activities of any kind whatsoever (irrespective of whether the same may be in competition with the Trust), and to acquire and own all assets however acquired and wherever situated and to receive compensation or profit thereof, for their own respective accounts and without in any manner being obligated to disclose or offer such businesses, activities, assets, compensation or profit to each other or to the Trust.

EXHIBIT C

COMPENSATION OF INTERFIRST BANK DALLAS, N.A.
(As Trustee and Escrow Agent)

I. Introductory Note.  InterFirst Bank Dallas N.A. is serving as Trustee of Sabine Royalty Trust and as escrow agent (Escrow Agent) under the Escrow Agreement referred to therein. Capitalized terms which are not otherwise defined in this Exhibit C shall have the meanings ascribed to them in the Sabine Corporation Royalty Trust Agreement (Agreement). The fee described in Part III hereof is intended to compensate the Bank for all services rendered in its capacities as Trustee and Escrow Agent. All costs incurred by the Bank in its capacities as Trustee and Escrow Agent shall be accumulated in one account and shall be allocated between the Trustee function and the Escrow Agent function based upon the actual administrative services rendered by the Bank in each capacity. Any determination by the Bank as to the allocation of the fee between the Trustee and the Escrow Agent shall be conclusive and binding on the Unit Holders, but in no event shall affect the aggregate fee payable to the Bank hereunder.

II. Certain Definitions.

(1) “Administrative Costs” means all fully allocated costs incurred by the Bank, as Trustee and Escrow Agent, in performing Administrative Services, Administrative Costs shall not include any Professional and Related Costs.

(2) “Administrative Services” means the duties of the Bank, as Trustee or Escrow Agent, to (a) receive, collect and account for approximately 1,100 monthly payments in respect of the Royalty Properties generating approximately 26,000 line items of information monthly, (b) invest, all collected cash balances pending distribution, (c) pay all expenses and fees of the Trust and the Escrow, (d) calculate and distribute monthly all Monthly Income Amounts, (e) file such state-and federal income tax returns as the Trustee and the Escrow Agent consider necessary or appropriate to comply with applicable law, (f) supply all data to Unit Holders necessary to enable them to prepare their state and federal income tax returns, (g) respond to inquiries from Unit Holders, (h) respond to appropriate inquiries from brokers and securities analysts, (i) secure and coordinate the activities of and cooperate with all professionals engaged pursuant to Section 7.08 of the Agreement or paragraph of the Escrow Agreement, (j) coordinate the activities of any Other Trustee and all ancillary trustees and escrow agents, (k) provide available data to petroleum consultants in connection with the annual valuation of the Trust’s proved oil and gas reserves, (l) secure the preparation of and file all reports, notices and statements as may be required to comply with applicable securities laws and regulations and the rules of any stock exchange on which the Units are listed and (m) maintain communications with the Company respecting the Trust and the Escrow.

(3) “Aggregate Monthly Administrative Costs” means the sum of Prior Monthly Administrative Costs and the Current Monthly Administrative Costs.

(4) “Bonus Costs” means the sum of (a) 100% of Cost Savings to the extent that they represent 10% or less of the Estimated Annual Administrative Costs for any accounting year and (b) 50% of Cost Savings to the extent that they represent more than 10% of the Estimated Annual Administrative Costs for any accounting year.

(5) “Cost Savings” means the amount by which the Estimated Annual Administrative Costs for any accounting year exceeds the sum of the Monthly Administrative Costs paid during that year.

(6) “Current Monthly Administrative Costs” means the Monthly Administrative Costs applicable to a Monthly Period with respect to which a Monthly Fee calculation is being made.

(7) “Escrow” means the mechanism created pursuant to the Escrow Agreement for the collection, investment and distribution cash proceeds from the Royalties.

(8) “Estimated Annual Administrative Costs” means the amount of Administrative Costs which the Bank, as Trustee and Escrow Agent, expects to incur during each calendar year. The Estimated Annual Administrative Costs for calendar year 1983 are $496,300. The Estimated Annual Administrative Costs for each subsequent year shall be supplied by the Bank annually to the Trust Auditor prior to January 31 in each such year. Both the Estimated Annual Administrative Costs and the total amount of fees for the Bank that would arise therefrom shall be published in the report of the Trust mailed to Unit Holders for the first fiscal quarter of each year commencing in 1983:

(9) “Extraordinary Costs” means costs incurred by the Bank, as Trustee or Escrow Agent, in respect of Extraordinary Services.

(10) “Extraordinary Services” means substantially increased administrative duties or responsibilities which were not included in Estimated Annual Administrative Costs and which have increased the actual costs of administering the Trust and the Escrow including, without limitation, (a) any requirement for the establishment of record dates more frequently than once a month, (b) expanded tax or regulatory requirements and (c) the sale of assets by or the dissolution and liquidation of the Trust.

(11) “Monthly Administrative Costs” means the Administrative Costs incurred by the Bank, as Trustee and Escrow Agent, during each Monthly Period.

(12) “Monthly Bonus Costs” means one-twelfth of the Bonus Costs for the preceding accounting year, such amount to be employed in determining the Monthly Fees payable to the Bank, as Trustee and Escrow Agent, for each month during the next ensuing accounting year.

(13) “Monthly Extraordinary Costs” means the Extraordinary Costs incurred by the bank, as Trustee and Escrow Agent, during each Monthly Period.

(14) “Monthly Fee” means the fee payable to the Bank, as Trustee and Escrow Agent, pursuant to Part III of this Exhibit C in respect of each-Monthly Period.

(15) “Prior Monthly Administrative Costs” means all Monthly Administrative Costs incurred in respect of Monthly Periods in the same accounting year prior to the Monthly Period with respect to which a Monthly Fee calculation is being made.

(16) “Professional and Related Costs” means (a) services rendered and expenses incurred by professionals (who are not, full time employees of the Bank) consulted by the Bank pursuant to Section 7.06 of the Agreement or paragraph 8 of the Escrow Agreement, (b) the fees and expenses of ancillary trustees and ancillary escrow agents, (c) the fees and expenses of any Other Trustee and (d) the reasonable cost of any insurance premiums relating to insurance procurred by the Bank to protect it from liability arising from or related to its duties as Trustee and Escrow Agent.

(17) “Trust Auditor” means the firm of independent public accountants which renders the report on the Bank’s fees as required by Section 4.04(b) of the Agreement.

III. Monthly Fees.

(1) The Bank, as Trustee and Escrow Agent, shall be entitled to receive on each Monthly Record Date a Monthly Fee calculated as follows:

(a) As long as the Aggregate Monthly Administrative Costs do not exceed the Estimated Annual Administrative Costs for that year, the following formula shall be used to calculate the Monthly Fee payable in respect of the then current Monthly Period:

Monthly Fee equals the sum of

Monthly Administrative Coats
70%

and

Monthly Extraordinary Costs (if any)
and Monthly Bonus Costs (if any)
70%

(b) If the Aggregate Monthly Administrative Costs exceed the Estimated Annual Administrative Costs for that year, the following formula shall be used to calculate the Monthly Fee payable in respect of the then current Monthly Period:

Monthly Fee equals the sum of

The positive difference, if any, between
Estimated Annual Administrative Costs and
Prior Monthly Administrative Costs
70%

and

One-half of the positive difference, if any, between
(i) Aggregate Monthly Administrative Costs and
(ii) the greater of (A) 110% of
Estimated Annual Administrative Costs and
(B) Prior Monthly Administrative Costs
70%

and

Monthly Extraordinary Costs (if any)
and Monthly Bonus Costs (if any)
70%

IV. Expenses.

All out-of-pocket expenses incurred by the Bank, as Trustee or Escrow Agent, as the case may be, in the performance of its duties in the foregoing capacities, including but not limited to Professional and Related Costs, the cost of preparing state and federal tax returns and the cost of forms, printing, microfiche, postage, insurance, delivery and pick-up, long distance telephone charges and travel expenses shall be charged to the Trust or the Escrow, as the case may be, at cost.

SPECIAL MEETING OF UNIT HOLDERS OF

SABINE ROYALTY TRUST

___, 2014

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030033333330300000 1

THE TRUSTEE RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 9.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

A Appointment of a Successor Trustee.

	FOR	AGAINST	ABSTAIN
Proposal One - Appointment of Southwest Bank as Successor Trustee.	☐	☐	☐

B Trust Agreement Amendments.

Please read each of the proposals in full in the accompanying consent solicitation statement.

	FOR	AGAINST	ABSTAIN
Proposal Two - Amendment to the Trust Agreement to Permit a Bank other than a National Bank to serve as Trustee.	☐	☐	☐
Proposal Three - Amendments to the Trust Agreement Regarding Ministerial Items.	☐	☐	☐
Proposal Four - Amendments to the Trust Agreement Regarding Expert Advice on Termination.	☐	☐	☐
Proposal Five - Amendments to the Trust Agreement Regarding Uncertificated Units.	☐	☐	☐
Proposal Six - Amendments to the Trust Agreement Regarding Asset Sales.	☐	☐	☐
Proposal Seven - Amendment to the Trust Agreement Regarding Electronic Voting.	☐	☐	☐
Proposal Eight - Amendment to the Trust Agreement Regarding Investments.	☐	☐	☐

C Adjournment.

	FOR	AGAINST	ABSTAIN
Proposal Nine - Adjourn Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposals.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Unit Holder ________ Date: ________ Signature of Unit Holder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.